                                                       Registration No. 33-21844
                                                                        811-5555
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /  X  /
                                                                         -----

                  Pre-Effective Amendment No. ____________


                  Post-Effective Amendment No.     22
                                               ------------


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                              ------
                                                        /     /
                                                         -----

                  Amendment No.      24                 /  X  /
                                -----------              -----

                         Sanford C. Bernstein Fund, Inc.
                  (Exact Name of Fund as Specified in Charter)
                 767 Fifth Avenue, New York, New York 10153-0185
               (Address of Principal Executive Offices) (Zip Code)

          Fund's Telephone Number, including Area Code: (212) 756-4097

                             Edmund P. Bergan, Esq.
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and Address of Agent for Service)

                  ---------------------------------------------

                                   Copies to:
                             Joel H. Goldberg, Esq.
                       Swidler Berlin Shereff Friedman LLP
                              405 Lexington Avenue
                            New York, New York 10174

                  --------------------------------------------

            Approximate Date of Proposed Public Offering: Continuous.

                  --------------------------------------------

It is proposed that this filing will become effective:

_______   Immediately upon filing pursuant to paragraph (b)
_______   60 days after filing pursuant to paragraph (a)(1)
_______   75 days after filing pursuant to paragraph (a)(2)
___X___   on February 1, 2001 pursuant to paragraph (b)
_______   on (date) pursuant to paragraph (a)(1)
_______   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

_______ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing contains three (3) Prospectuses, a regular Prospectus (the "Regular Prospectus") covering all twelve series of shares of the Sanford C. Bernstein Fund, Inc. (see Cross-Reference Sheet Part A-1) and two Institutional Services Prospectuses, one covering the Intermediate Duration and Short Duration Plus Portfolios of the Sanford C. Bernstein Fund, Inc. (see Cross-Reference Sheet Part A-2) (the Fixed-Income Institutional Services Prospectus") and the second one covering the International Value Portfolio II of the Sanford C. Bernstein Fund, Inc. (See Cross-Reference Sheet Part A-3) (the "International Institutional Services Prospectus"), and together with the Fixed-Income Institutional Services Prospectus known as the "Institutional Prospectuses" and one Statement of Additional Information ("SAI") which is common to all three Prospectuses.

                         SANFORD C. BERNSTEIN FUND, INC.

                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.
-------------
                                                      Location in Regular
                                                      -------------------
Part A-1                                                  Prospectus
--------                                                  ----------

Item 1.      Front and Back Cover Pages                   Front and Back
                                                          Cover Pages

Item 2.      Risk/Return Summary: Investments             Investment
             Risks and Performance                        Objectives,
                                                          Strategies, Risks,
                                                          Performance and Fees

Item 3.      Risk/Return Summary: Fee Table               Investment
                                                          Objectives,
                                                          Strategies, Risks,
                                                          Performance and Fees

Item 4.      Investment Objectives, Principal             Additional
             Investment Strategies and Related            Investment
             Risks                                        Information, Special
                                                          Investment
                                                          Techniques and
                                                          Related Risks

Item 5.      Management's Discussion of                   Not Applicable
             Fund Performance

Item 6.      Management, Organization and                 Fund Management
             Capital Structure

Item 7.      Shareholder Information                      Shareholder
                                                          Information

Item 8.      Distribution Agreements                      Not Applicable

Item 9.      Financial Highlights                         Financial Highlights

February 1, 2001


                                   PROSPECTUS

                        SANFORD C. BERNSTEIN FUND, INC.

                   BERNSTEIN FIXED-INCOME TAXABLE PORTFOLIOS


SHORT-DURATION PORTFOLIOS                       INTERMEDIATE-DURATION PORTFOLIO

Bernstein Government Short Duration             Bernstein Intermediate Duration

Bernstein Short Duration Plus

                   BERNSTEIN FIXED-INCOME MUNICIPAL PORTFOLIOS

SHORT-DURATION PORTFOLIOS                       INTERMEDIATE-DURATION PORTFOLIOS

Bernstein Short Duration New York Municipal     Bernstein New York Municipal

Bernstein Short Duration California Municipal   Bernstein California Municipal

Bernstein Short Duration Diversified Municipal  Bernstein Diversified Municipal

                       BERNSTEIN FOREIGN-STOCK PORTFOLIOS

Bernstein Tax-Managed International Value

Bernstein International Value II

Bernstein Emerging Markets Value

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

Introduction................................................................____

Bernstein Fixed-Income Portfolios

      The Taxable Portfolios
            o     Bernstein Government Short Duration.......................____
            o     Bernstein Short Duration Plus.............................____
            o     Bernstein Intermediate Duration...........................____

      The Municipal Portfolios
            o     Bernstein New York Municipal..............................____
            o     Bernstein Short Duration New York Municipal................___
            o     Bernstein California Municipal.............................___
            o     Bernstein Short Duration California Municipal..............___
            o     Bernstein Diversified Municipal............................___
            o     Bernstein Short Duration Diversified Municipal.............___

Bernstein Foreign-Stock Portfolios
            o     Bernstein Tax-Managed International Value..................___
            o     Bernstein International Value II...........................___
            o     Bernstein Emerging Markets Value...........................___

Making Investment Decisions for the Portfolios...............................___

Additional Investment Information, Special Investment Techniques
      and Related Risks......................................................___

      The Bernstein Fixed-Income Portfolios..................................___
      The Bernstein Foreign-Stock Portfolios.................................___
      Special Investment Techniques and
      Related Risks..........................................................___
      Additional Risks.......................................................___

Fund Management..............................................................___

Pricing Portfolio Shares.....................................................___
Purchasing Shares............................................................___
Selling Shares...............................................................___
Exchanging Shares............................................................___

Dividends, Distributions and Taxes...........................................___

Financial Highlights.........................................................___

                                  INTRODUCTION

      This Prospectus describes the 12 Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund"), each representing a separate portfolio of securities and each having its own investment objectives. There are nine fixed-income Portfolios and three international equity portfolios.


      Alliance Capital Management L.P. is the investment manager of the Fund. This prospectus refers to Alliance Capital Management L.P. as "the Manager", "Alliance" or "we" and shareholders of the Fund Portfolios as "you."

      Before investing in any Portfolio of the Fund, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the Bernstein foreign-stock Portfolios which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.


      These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information (SAI) which is available without charge (see back cover).

THE BERNSTEIN GOVERNMENT SHORT DURATION PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

PRINCIPAL INVESTMENT STRATEGIES


      The Bernstein Government Short Duration Portfolio will invest primarily in U.S. government and agency securities. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor's or Aa or better by Moody's. Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.


      Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities, asset-backed securities as well as others. The Portfolio may use special investment techniques, including futures.

      The income earned by the Portfolio is generally exempt from state and local taxes.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

      Since the Bernstein Government Short Duration Portfolio owns a high percentage of securities that are U.S. government securities, its returns will generally be lower than those of the Bernstein Short Duration Plus Portfolio.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the United States government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association (GNMA) are backed by the United States while securities issued by Federal Home Loan Mortgage Corporation (FHLMC) are backed only by the credit of FHLMC. However, some issuers of agency securities may have the right to borrow from the United States Treasury to meet their obligations, such as the United States Postal Service.

      No government guarantee: Investments in the Portfolio are not insured by the U.S. government.

      Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

      Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Mortgage-related securities: In the case of mortgage-related securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed. In addition, mortgage-related securities subject the Portfolio to the following risks:

            Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

            Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.


            Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

INVESTMENT PERFORMANCE

      The bar chart below shows the Portfolio's performance for the past 10 calendar years. The table below shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
                  Bernstein Government Short Duration Portfolio


 1991    1992   1993   1994    1995    1996   1997    1998   1999    2000
 ----    ----   ----   ----    ----    ----   ----    ----   ----    ----
11.22%  5.37%  4.60%   0.42% 10.11%   4.09%  5.65%   5.55%  3.08%


Best and Worst Quarters

                     Quarter     Total
                      Ended     Return
Best Quarter         12/31/91    3.83%
Worst Quarter        3/31/92    -0.61%

Average Annual Total Returns For Years ended December 31, 2000

                                     One Year    Five Years  Ten Years

Bernstein Government Short
Duration
Merrill Lynch 1-3 Year Treasury
Index


Fees and Expenses

      The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

               ====================================================

                                                   Bernstein
                                                  Government
                                                Short Duration
                                                   Portfolio

               ====================================================
               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on           None
               Purchases

               Sales Charge (Load) Imposed on           None
               Reinvested Dividends

               Deferred Sales Charge (Load)             None

               Redemption Fees                          None

               Exchange Fees                            None

               Maximum Account Fee                      $100(1)

               ====================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                          0.50%

               Distribution (12b-1) Fees                None


               Other Expenses                           0.22%
                   Shareholder Servicing and    0.10%
                   Administrative Fees
                   All Other Expenses           0.12%

               Total Annual Portfolio Operating         0.72%
               Expenses

               ====================================================

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ===================================================
                                                         Bernstein
                                                        Government
                                                           Short
                                                         Duration
                                                         Portfolio
                  ===================================================

                  1 Yr.                                    $ 74
                  3 Yrs. (cum.)                            $230
                  5 Yrs. (cum.)                            $401
                  10 Yrs. (cum.)                           $894
                  ===================================================

THE BERNSTEIN SHORT DURATION PLUS PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and a moderate rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES


      The Bernstein Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use special investment techniques, including futures.


      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

      Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

      Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

            Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

            Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

            Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

INVESTMENT PERFORMANCE

      The bar chart to the right shows the Portfolio's performance for the past 10 calendar years. The table below the chart shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
                     Bernstein Short Duration Plus Portfolio


 1991    1992   1993    1994   1995    1996   1997    1998   1999    2000
 ----    ----   ----    ----   ----    ----   ----    ----   ----    ----
12.39%  6.30%  5.42%   0.55%  10.10%  4.79%  5.54%   5.93%  3.78%


Best and Worst Quarters

                     Quarter      Total
                      Ended      Return
Best Quarter         12/31/91     3.75%
Worst Quarter        3/31/94     -0.31%


Average Annual Total Returns for Years Ended December 31, 2000

                                     One Year  Five Years  Ten Years

Bernstein Short Duration Plus
Merrill Lynch 1-3 Year Treasury
Index


Fees and Expenses

      The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

               ====================================================

                                                   Bernstein
                                                Short Duration
                                                     Plus
                                                   Portfolio

               ====================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on            None
               Purchases

               Sales Charge (Load) Imposed on            None
               Reinvested Dividends

               Deferred Sales Charge (Load)              None

               Redemption Fees                           None

               Exchange Fees                             None

               Maximum Account Fee                       $100(1)

               ====================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               portfolio assets)

               Management Fees                          0.50%

               Distribution (12b-1) Fees                 None


               Other Expenses                           0.16%
                   Shareholder Servicing and     0.10%
                   Administrative Fees
                   All Other Expenses            0.06%

               Total Annual Portfolio Operating         0.66%
               Expenses

               ====================================================


      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ===================================================
                                                         Bernstein
                                                           Short
                                                         Duration
                                                           Plus
                                                         Portfolio
                  ===================================================

                  1 Yr.                                    $ 67
                  3 Yrs. (cum.)                            $211
                  5 Yrs. (cum.)                            $368
                  10 Yrs. (cum.)                           $822
                  ===================================================

THE BERNSTEIN INTERMEDIATE DURATION PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and a moderate to high rate of current income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein Intermediate Duration Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.

      Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use special investment techniques, including futures.

      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than Bernstein's short-duration Portfolios.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

      Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

            Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

            Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

            Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

INVESTMENT PERFORMANCE

      The bar chart to the right shows the Portfolio's performance for the past 10 calendar years. The table below the chart shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
                    Bernstein Intermediate Duration Portfolio


 1991    1992   1993     1994     1995    1996    1997    1998    1999   2000
 ----    ----   ----     ----     ----    ----    ----    ----    ----   ----
17.11%  7.67%  10.34%  -3.15%   17.83%   3.58%   7.66%   6.87%   0.64%


Best and Worst Quarters

                  Quarter     Total
                   Ended     Return
Best Quarter      12/31/91    5.94%
Worst Quarter     3/31/94    -2.30%


Average Annual Total Returns For Years Ended December 31, 2000

                                     One Year  Five Years  Ten Years

Bernstein Intermediate Duration
Lehman Brothers Aggregate
Bond Index

Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

               ====================================================

                                                   Bernstein
                                                 Intermediate
                                                   Duration
                                                   Portfolio

               ====================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on           None
               Purchases

               Sales Charge (Load) Imposed on           None
               Reinvested Dividends

               Deferred Sales Charge (Load)             None

               Redemption Fees                          None

               Exchange Fees                            None

               Maximum Account Fee                      $100(1)

               ====================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                          0.47%

               Distribution (12b-1) Fees                None


               Other Expenses                           0.13%

                   Shareholder Servicing and     0.10%
                   Administrative Fees
                   All Other Expenses            0.03%

               Total Annual Portfolio Operating         0.60%
               Expenses

               ====================================================

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ===================================================
                                                         Bernstein
                                                       Intermediate
                                                         Duration
                                                         Portfolio
                  ===================================================

                  1 Yr.                                    $ 61
                  3 Yrs. (cum.)                            $192
                  5 Yrs. (cum.)                            $335
                  10 Yrs. (cum.)                           $750

                  ===================================================

THE BERNSTEIN NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein New York Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio will invest at least 65% of its total assets in New York municipal securities.

      The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

      The Portfolio may also invest up to 20% of its assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

      The Portfolio may also use special investment techniques, including futures.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

      The two main types of municipal securities in which the Portfolio will invest are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. In contrast, revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate payment of principal and interest.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.


      Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than Bernstein's short-duration Portfolios.


      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Geographic risk: Since the Portfolio is primarily invested in New York securities, it is exposed to adverse economic and political changes within New York. Significant political and economic developments within New York and the financial condition of the state and its municipalities may impact virtually all municipal bonds issued in the state.

      Nondiversified risk: The Portfolio is nondiversified - allowing for investment of its assets in a fewer number of issuers than diversified mutual funds. As a result, any changes in the market's assessment or in the financial condition of any one of those issuers could significantly impact performance and the value of your investment. The Portfolio may experience greater losses than mutual funds that invest in a broader and larger pool of issuers.

      Political risk: Any significant restructuring of federal income tax rates or even serious discussion on the topic in Congress may cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Substantially lower income tax rates may reduce the advantage of owning municipal securities.

      Callable securities: The issuer of a callable security has the ability to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

      Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

INVESTMENT PERFORMANCE

      The bar chart below shows the Portfolio's performance for the past 10 calendar years. The table below shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
                     Bernstein New York Municipal Portfolio


 1991    1992   1993    1994     1995    1996   1997    1998    1999      2000
 ----    ----   ----    ----     ----    ----   ----    ----    ----      ----
10.41%  6.88%  8.56%   -2.55%  12.97%   3.53%  6.54%   5.21%   -0.03%


Best and Worst Quarters

                  Quarter     Total
                   Ended     Return
Best Quarter      3/31/95     4.87%
Worst Quarter     3/31/94    -2.90%


Average Annual Total Returns For Years Ended December 31, 2000

                                     One Year  Five Years  Ten Years

Bernstein New York Municipal
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index


Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

               ====================================================

                                                   Bernstein
                                                   New York
                                                   Municipal
                                                   Portfolio

               ====================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on            None
               Purchases

               Sales Charge (Load) Imposed on            None
               Reinvested Dividends

               Deferred Sales Charge (Load)              None

               Redemption Fees                           None

               Exchange Fees                             None

               Maximum Account Fee                       $100(1)

               ====================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                          0.50%

               Distribution (12b-1) Fees                 None

               Other Expenses                           0.14%
                   Shareholder Servicing and      0.10%
                   Administrative Fees
                   All Other Expenses             0.04%

               Total Annual Portfolio Operating         0.64%
               Expenses

               ====================================================

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ===================================================
                                                         Bernstein
                                                         New York
                                                         Municipal
                                                         Portfolio
                  ===================================================

                  1 Yr.                                    $ 65
                  3 Yrs. (cum.)                            $205
                  5 Yrs. (cum.)                            $357
                  10 Yrs. (cum.)                           $798

                  ===================================================

THE BERNSTEIN SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein Short Duration New York Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio will invest at least 65% of its total assets in New York municipal securities.

      The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

      The Portfolio may also invest up to 20% of its assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

      The Portfolio may use special investment techniques, including futures.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

      The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. In contrast, revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

      Geographic risk: Since the Portfolio is primarily invested in New York securities, it is exposed to adverse economic and political changes within New York. Significant political and economic developments within New York and the financial condition of the state and its municipalities may impact virtually all municipal bonds issued in the state.

      Nondiversified risk: The Portfolio is nondiversified -- allowing for investment of its assets in a fewer number of issuers than diversified mutual funds. As a result, any changes in the market's assessment or in the financial condition of any of the issuers could significantly impact performance and the value of your investment. The Portfolio may experience greater losses than mutual funds that invest in a broader and larger pool of issuers.

      Political risk: Any significant restructuring of federal income tax rates or even serious discussion on the topic in Congress may cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Substantially lower income tax rates may reduce the advantage of owning municipal securities.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

      Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

INVESTMENT PERFORMANCE

      The bar chart below shows the Portfolio's performance for each full calendar year since inception. The table below shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
              Bernstein Short Duration New York Municipal Portfolio


                     1995   1996   1997    1998   1999    2000
                     ----   ----   ----    ----   ----    ----
                    6.07%  3.52%  3.75%   3.77%  2.30%


Best and Worst Quarters

                  Quarter     Total
                   Ended     Return
Best Quarter      3/31/95     2.07%
Worst Quarter     6/30/99     0.17%

Average Annual Total Returns For Years Ended December 31, 2000

                                     One Year  Five Years  Since Nov. 1,
                                                                1994*
Bernstein Short Duration New
York Municipal
Lehman Brothers One-Year
Municipal Index

*First full month after Portfolio inception (October 4, 1994)

Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

               ====================================================

                                                   Bernstein
                                                Short Duration
                                              New York Municipal
                                                   Portfolio

               ====================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on            None
               Purchases

               Sales Charge (Load) Imposed on            None
               Reinvested Dividends

               Deferred Sales Charge (Load)              None

               Redemption Fees                           None

               Exchange Fees                             None

               Maximum Account Fee                       $100(1)

               ====================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                          0.50%

               Distribution (12b-1) Fees                 None


               Other Expenses                           0.22%
                   Shareholder Servicing and     0.10%
                   Administrative Fees
                   All Other Expenses            0.12%

               Total Annual Portfolio Operating         0.72%
               Expenses


               ====================================================

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        ===================================================
                                             Bernstein
                                           Short Duration
                                         New York Municipal
                                             Portfolio
        ===================================================

        1 Yr.                                  $ 74
        3 Yrs. (cum.)                          $230
        5 Yrs. (cum.)                          $401
        10 Yrs. (cum.)                         $894
        ===================================================

THE BERNSTEIN CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein California Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio will invest at least 65% of its total assets in California municipal securities.


      The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.


      The Portfolio may also invest up to 20% of its assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

      The Portfolio may use special investment techniques, including futures.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

      The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than Bernstein's short-duration Portfolios.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Geographic risk: Since the Portfolio is primarily invested in California securities, it is exposed to adverse economic and political changes within California. Significant political and economic developments within California and the financial condition of the state and its municipalities may impact virtually all municipal bonds issued in the state.

      Nondiversified risk: The Portfolio is nondiversified -- allowing for investment of its assets in a fewer number of issuers than diversified mutual funds. As a result, any changes in the market's assessment or in the financial condition of any one of those issuers could significantly impact performance and the value of your investment. The Portfolio may experience greater losses than mutual funds that invest in a broader and larger pool of issuers.

      Political risk: Any significant restructuring of federal income tax rates or even serious discussion on the topic in Congress may cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Substantially lower income tax rates may reduce the advantage of owning municipal securities.

      Callable securities: The issuer of a callable security has the ability to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

      Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

INVESTMENT PERFORMANCE


      The bar chart below shows the Portfolio's performance for the past 10 calendar years. The table below shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.


Bar Chart

                           Calendar Year Total Returns
                    Bernstein California Municipal Portfolio


 1991  1992   1993    1994     1995    1996   1997   1998    1999   2000
 ----  ----   ----    ----     ----    ----   ----   ----    ----   ----
9.53%  6.80%  8.25%   -3.15%  13.72%   3.72%  6.34%  5.12%   -0.06%

Best and Worst Quarters

                  Quarter     Total
                   Ended     Return
Best Quarter      3/31/95     5.48%
Worst Quarter     3/31/94    -2.88%


Average Annual Total Returns For Years Ended December 31, 2000

                                     One Year  Five Years     Since
                                                            Sep 1. 1990*

Bernstein California Municipal
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index

      *First full month after Portfolio inception (August 6, 1990)

Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

               ====================================================

                                                   Bernstein
                                                  California
                                                   Municipal
                                                   Portfolio

               ====================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on            None
               Purchases

               Sales Charge (Load) Imposed on            None
               Reinvested Dividends

               Deferred Sales Charge (Load)              None

               Redemption Fees                           None

               Exchange Fees                             None

               Maximum Account Fee                       $100(1)

               ====================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                          0.50%

               Distribution (12b-1) Fees                 None

               Other Expenses                           0.14%
                   Shareholder Servicing and     0.10%
                   Administrative Fees
                   All Other Expenses            0.04%

               Total Annual Portfolio Operating         0.64%
               Expenses

               ====================================================

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  ===================================================
                                                         Bernstein
                                                        California
                                                         Municipal
                                                         Portfolio
                  ===================================================
                  1 Yr.                                    $ 65
                  3 Yrs. (cum.)                            $205
                  5 Yrs. (cum.)                            $357
                  10 Yrs. (cum.)                           $798
                  ===================================================

THE BERNSTEIN SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein Short Duration California Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio will invest at least 65% of its total assets in California municipal securities.

      The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

      The Portfolio may also invest up to 20% of its assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

      The Portfolio may use special investment techniques, including futures.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

      The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

      Geographic risk: Since the Portfolio is primarily invested in California securities, it is exposed to adverse economic and political changes within California. Significant political and economic developments within California and the financial condition of the state and its municipalities may impact virtually all municipal bonds issued in the state.

      Nondiversified risk: The Portfolio is nondiversified -- allowing for investment of its assets in a fewer number of issuers than diversified mutual funds. As a result, any changes in the market's assessment or in the financial condition of any one of those issuers could significantly impact performance and the value of your investment. The Portfolio may experience greater losses than mutual funds that invest in a broader and larger pool of issuers.

      Political risk: Any significant restructuring of federal income tax rates or even serious discussion on the topic in Congress may cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Substantially lower income tax rates may reduce the advantage of owning municipal securities.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

      Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

INVESTMENT PERFORMANCE

      The bar chart below shows the Portfolio's performance for each full calendar year since inception. The table below shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
             Bernstein Short Duration California Municipal Portfolio


                      1995  1996   1997    1998   1999    2000
                      ----  ----   ----    ----   ----    ----
                     6.29%  3.55%  3.60%   3.90%  2.37%


Best and Worst Quarters

                  Quarter     Total
                   Ended     Return
Best Quarter      3/31/95     2.04%
Worst Quarter     6/30/99     0.28%

Average Annual Total Returns For Years Ended December 31, 2000

                                     One Year  Five Years     Since
                                                           Nov 1, 1994*
Bernstein Short Duration
California Municipal
Lehman Brothers One-Year
Municipal Index

*First full month after Portfolio inception (October 3, 1994)

Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

               =====================================================

                                                   Bernstein
                                                Short Duration
                                             California Municipal
                                                   Portfolio

               =====================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on            None
               Purchases

               Sales Charge (Load) Imposed on            None
               Reinvested Dividends

               Deferred Sales Charge (Load)              None

               Redemption Fees                           None

               Exchange Fees                             None

               Maximum Account Fee                       $100(1)

               =====================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                          0.50%

               Distribution (12b-1) Fees                 None

               Other Expenses                           0.23%
                   Shareholder Servicing and     0.10%
                   Administrative Fees
                   All Other Expenses            0.13%

               Total Annual Portfolio Operating         0.73%
               Expenses

               =====================================================

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  ===================================================
                                                       Bernstein
                                                     Short Duration
                                                 California Municipal
                                                       Portfolio
                  ===================================================
                  1 Yr.                                  $ 75
                  3 Yrs. (cum.)                          $233
                  5 Yrs. (cum.)                          $406
                  10 Yrs. (cum.)                         $906
                  ===================================================

THE BERNSTEIN DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and maximize total return after taking account of federal taxes.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein Diversified Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

      The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

      The Portfolio may also invest up to 20% of its assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

      The Portfolio may use special investment techniques, including futures.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

      The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than Bernstein's short-duration Portfolios.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Political risk: Any significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress may cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Substantially lower income tax rates may reduce the advantage of owning municipal securities.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Callable securities: The issuer of a callable security has the ability to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

      Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

      Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

INVESTMENT PERFORMANCE

      The bar chart below shows the Portfolio's performance for the past 10 calendar years. The table below the chart shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
                    Bernstein Diversified Municipal Portfolio


 1991    1992   1993    1994    1995    1996    1997    1998   1999    2000
 ----    ----   ----    ----    ----    ----    ----    ----   ----    ----
10.18%  6.54%  8.44%   -2.52%  12.97%  3.64%   6.68%   4.62%  0.45%


Best and Worst Quarters

                     Quarter     Total
                      Ended     Return
Best Quarter         3/31/95     5.03%
Worst Quarter        3/31/94    -2.82%


Average Annual Total Returns For Years Ended December 31, 2000

                                     One Year  Five Years  Ten Years

Bernstein Diversified Municipal
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index

Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.



               ==================================================

                                                    Bernstein
                                                   Diversified
                                                    Municipal
                                                    Portfolio

               ==================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on          None
               Purchases

               Sales Charge (Load) Imposed on          None
               Reinvested Dividends

               Deferred Sales Charge (Load)            None

               Redemption Fees                         None

               Exchange Fees                           None

               Maximum Account Fee                     $100(1)

               ==================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                         .48%

               Distribution (12b-1) Fees               None

               Other Expenses                         0.15%
                   Shareholder Servicing and    0.10%
                   Administrative Fees
                   All Other Expenses           0.05%

               Total Annual Portfolio Operating       0.63%
               Expenses

               ==================================================

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  ===================================================
                                                         Bernstein
                                                        Diversified
                                                         Municipal
                                                         Portfolio
                  ===================================================
                  1 Yr.                                    $ 64
                  3 Yrs. (cum.)                            $202
                  5 Yrs. (cum.)                            $351
                  10 Yrs. (cum.)                           $786
                  ===================================================

THE BERNSTEIN SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and a moderate rate of return after taking account of federal taxes.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein Short Duration Diversified Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

      The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

      The Portfolio may also invest up to 20% of its assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

      The Portfolio may use special investment techniques, including futures.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

      The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest under general obligation bonds is backed by the issuer's full taxing and revenue raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

      Political risk: Any significant restructuring of federal income tax rates or even serious discussion on the topic in Congress may cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Substantially lower income tax rates may reduce the advantage of owning municipal securities.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

      Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

INVESTMENT PERFORMANCE

      The bar chart below to the right shows the Portfolio's performance for each full calendar year since inception. The table below the chart shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
            Bernstein Short Duration Diversified Municipal Portfolio


                      1995   1996   1997    1998   1999    2000
                      ----   ----   ----    ----   ----    ----
                     6.36%  3.55%  3.96%   3.94%  2.57%


Best and Worst Quarters

                  Quarter     Total
                   Ended     Return
Best Quarter      3/31/95     2.01%
Worst Quarter     6/30/99     0.34%


Average Annual Total Returns For Years Ended December 31, 2000

                                     One Year  Five Years     Since
                                                           Nov 1, 1994*

Bernstein Short Duration Diversified
Municipal
Lehman Brothers One-Year
Municipal Index

*First full month after Portfolio inception (October 3, 1994)

Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

              ====================================================

                                                   Bernstein
                                                Short Duration
                                             Diversified Municipal
                                                   Portfolio

               ====================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on            None
               Purchases

               Sales Charge (Load) Imposed on            None
               Reinvested Dividends

               Deferred Sales Charge (Load)              None

               Redemption Fees                           None

               Exchange Fees                             None

               Maximum Account Fee                       $100(1)

               ====================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                          0.50%

               Distribution (12b-1) Fees                 None

               Other Expenses                           0.21%
                   Shareholder Servicing and     0.10%
                   Administrative Fees
                   All Other Expenses            0.11%

               Total Annual Portfolio Operating         0.71%
               Expenses

               ====================================================

   (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  =====================================================
                                                         Bernstein
                                                      Short Duration
                                                  Diversified Municipal
                                                         Portfolio
                  =====================================================
                  1 Yr.                                    $73
                  3 Yrs. (cum.)                            $227
                  5 Yrs. (cum.)                            $395
                  10 Yrs. (cum.)                           $883
                  =====================================================

                  THE BERNSTEIN INTERNATIONAL VALUE PORTFOLIOS

INVESTMENT OBJECTIVES

Bernstein Tax-Managed International Value Portfolio

      To provide long-term capital growth through investments in equity securities of established foreign companies comprising the EAFE index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

Bernstein International Value Portfolio II

      To provide long-term capital growth through investments in equity securities of established foreign companies comprising the EAFE index, plus Canada. The Portfolio is managed without regard to tax considerations.

PRINCIPAL INVESTMENT STRATEGIES


      Each of the Bernstein Tax-Managed International Value Portfolio and the Bernstein International Value Portfolio II will invest primarily in equity securities of issuers in countries that comprise the EAFE index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the EAFE index. We use a value-oriented approach to stock selection.


      The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

      In order to hedge a portion of the currency risk, the Portfolios will generally invest in foreign currency futures contracts or foreign currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities.

      In addition, the Portfolios will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

      The Portfolios may also make investments in less developed or emerging equity markets.

      The Bernstein International Value Portfolio II is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Additional Strategies Applicable to the Bernstein Tax-Managed International Value Portfolio


      The Bernstein Tax-Managed International Value Portfolio seeks to minimize capital-gains distributions by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, we may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital-gains distributions, we may sell securities in the Portfolio with the highest cost basis. We may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, we will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital-gains rate.


PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolios: The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

      Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

      Market risk: Each Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

      Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

      It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the

U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolios and your investment.

      Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.

      Futures risk: Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Each Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Other foreign investment risks include:

      o     the availability of less public information on issuers of securities
      o     less governmental supervision of brokers and issuers of securities
      o lack of uniform accounting, auditing and financial reporting standards
      o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets
      o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation
      o     the imposition of foreign taxes
      o     high inflation and rapid fluctuations in inflation rates
      o less developed legal structures governing private or foreign investment

      Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

      o     the costs of currency exchange
      o     higher brokerage commissions in certain foreign markets
      o     the expense of maintaining securities with foreign custodians

      Additional risks of investing in emerging-market countries: Investing in emerging-market countries entails greater economic, political and social instability. In addition, there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

INVESTMENT PERFORMANCE


      The bar charts below show the performance of each of the Bernstein Tax-Managed International Value Portfolio and Bernstein International Value Portfolio II for each full calendar year since inception. The table below the chart shows how each Portfolio's average annual returns differ from those of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolios and give some indication of the risk. The Portfolios' past performance is no guarantee of how either will perform in the future.


Bar Chart

                           Calendar Year Total Returns
               Bernstein Tax-Managed International Value Portfolio


           1993    1994   1995   1996    1997    1998    1999    2000
           ----    ----   ----   ----    ----    ----    ----    ----
          34.52%  3.83%  8.07%  17.46%  9.27%   10.95%  22.71%


Best and Worst Quarters

                  Quarter     Total
                   Ended     Return
Best Quarter      3/31/98     18.62%
Worst Quarter     9/30/98    -17.72%


Average Annual Total Returns For Years Ended December 31, 2000

                                     One Year  Five Years  Since Jul
                                                           1, 1992*

Bernstein Tax-Managed
International Value
MSCI-EAFE
Foreign-Stock
Market Index**

*First full month after Portfolio inception (June 22, 1992)
**Morgan Stanley Capital International (MSCI) EAFE index of major foreign markets in Europe, Australia and the Far East, with currencies half-hedged and countries weighted according to gross domestic product

Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolios.

              ====================================================

                                                      Bernstein
                                                     Tax-Managed
                                                 International Value
                                                      Portfolio

               ====================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on            None
               Purchases

               Sales Charge (Load) Imposed on            None
               Reinvested Dividends

               Deferred Sales Charge (Load)              None

               Redemption Fees                           None

               Exchange Fees                             None

               Maximum Account Fee                       $100(1)

               ====================================================

               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                          0.93%

               Distribution (12b-1) Fees                 None

               Other Expenses                           0.31%
                   Shareholder Servicing and     0.25%
                   Administrative Fees
                   All Other Expenses            0.06%

               Total Annual Portfolio Operating         1.24%
               Expenses

               ====================================================

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        =========================================================
                                                   Bernstein
                                                  Tax-Managed
                                              International Value
                                                   Portfolio
        =========================================================
        1 Yr.                                       $126
        3 Yrs. (cum.)                               $393
        5 Yrs. (cum.)                               $681
        10 Yrs. (cum.)                             $1,500
        =========================================================

Bar Chart

                           Calendar Year Total Return
                   Bernstein International Value Portfolio II

                                      2000
                                      ----

Best and Worst Quarters

                  Quarter     Total
                   Ended     Return
Best Quarter
Worst Quarter

Average Annual Total Returns For Years Ended December 31, 2000

                                  One Year  Since May 3,
                                               1999*

Bernstein International
Value Portfolio II
MSCI EAFE Foreign-
Stock Market Index**
*First full month after Portfolio inception (April 30, 1999)
**Morgan Stanley Capital International (MSCI) EAFE index of major foreign markets in Europe, Australia and the Far East, with currencies half-hedged and countries weighted according to gross domestic product.

Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolios.


               =====================================================

                                                      Bernstein
                                                 International Value
                                                     Portfolio II

               =====================================================

               Shareholder Fees
               (fees paid directly from your
               investment)

               Sales Charge (Load) Imposed on            None
               Purchases

               Sales Charge (Load) Imposed on            None
               Reinvested Dividends

               Deferred Sales Charge (Load)              None

               Redemption Fees                           None

               Exchange Fees                             None

               Maximum Account Fee                       $100(1)

               =====================================================


               Annual Portfolio Operating Expenses
               (expenses that are deducted from
               Portfolio assets)

               Management Fees                           0.95%

               Distribution (12b-1) Fees                  None

               Other Expenses                            0.30%
                   Shareholder Servicing and      0.25%
                   Administrative Fees
                   All Other Expenses             0.05%

               Total Annual Portfolio Operating          1.25%
               Expenses

               =====================================================


      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ====================================================
                                                        Bernstein
                                                   International Value
                                                      Portfolio II
                  ====================================================

                  1 Yr.                                  $127
                  3 Yrs. (cum.)                          $397

                  5 Yrs. (cum.)                           N/A
                  10 Yrs. (cum.)                          N/A
                  ====================================================

                 THE BERNSTEIN EMERGING MARKETS VALUE PORTFOLIO

INVESTMENT OBJECTIVE

      To provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein Emerging Markets Value Portfolio will invest primarily in equity securities in emerging-market countries. Issuers of these securities may be large or relatively small companies.


      The Manager will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World
Bank) to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, Portugal, South Africa, South Korea, Taiwan, Thailand and Turkey.


      The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).


      Under most conditions, the Bernstein Emerging Markets Value Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, we will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. We will also consider the transaction costs and volatility of each individual market. We use a value-oriented approach to stock selection.


      We will hedge currency risk when we believe there is potential to enhance risk-adjusted returns. However, the currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive.

      In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

      The Portfolio may also make investments in developed foreign securities that comprise the EAFE index.

PRINCIPAL INVESTMENT RISKS

      Inability to redeem shares in the Portfolio: There is a risk that you may not be able to readily redeem your shares in the Portfolio. This may occur when the New York Stock Exchange is closed (other than for customary weekend or holiday closings), or if trading in the markets that the Portfolio normally uses is closed or restricted or an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its net asset value or to sell its investments.

      General risks of investing in the Portfolio: The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Risks of investing in emerging-markets securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

      In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

      Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance will generally not mirror the returns provided by a specific market index.

      Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your returns on foreign stocks will also fall.

      It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the

U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Other foreign investing risks include:

      o     the availability of less public information on issuers of securities
      o     less governmental supervision of brokers and issuers of securities
      o lack of uniform accounting, auditing and financial reporting standards
      o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolio against loss or theft of assets
      o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation
      o     the imposition of foreign taxes
      o     high inflation and rapid fluctuations in inflation rates
      o less developed legal structures governing private or foreign investment

      Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

      o     the costs of currency exchange
      o     higher brokerage commissions in certain foreign markets
      o     the expense of maintaining securities with foreign custodians

      Investments in small companies: The Portfolio may invest in securities of smaller companies which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

      Actions by a few major investors: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

INVESTMENT PERFORMANCE

      The bar chart to the right shows the Portfolio's performance for each full calendar year since inception. The table below the chart shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

      The returns in the bar chart below do not reflect the portfolio transaction fee of 2.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.

                           Calendar Year Total Returns
                   Bernstein Emerging Markets Value Portfolio


                1996        1997        1998        1999        2000
                ----        ----        ----        ----        ----
               7.05%       -23.92%     -21.09%     73.01%


Best and Worst Quarters


                  Quarter     Total
                   Ended     Return
Best Quarter      6/30/99     35.18%
Worst Quarter     12/31/97   -26.32%

Average Annual Total Returns For Years Ended December 31, 2000

                                     One Year  Since Jan 1, 1996*

Bernstein Emerging
Markets Value
MSCI Emerging Markets
Free Index

*First full month after Portfolio inception (December 15, 1995)


      The average annual total returns in the table above reflect the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Average annual total return to a shareholder for the most recently ended calendar year period without taking account of these transaction fees would have been _____% and since January 1, 1996, the first full month after Portfolio inception on December 15, 1995, would have been _____%.


Fees and Expenses

      The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

     ====================================================================

                                                                Bernstein
                                                                Emerging
                                                                 Markets
                                                                  Value
                                                                Portfolio

     ====================================================================
     Shareholder Fees
     (fees paid directly from your investment)
     ====================================================================
                                                                None
     Sales Charge (Load) Imposed on Purchases
                                                                None
     Sales Charge (Load) Imposed on Reinvested
     Dividends
                                                                None
     Deferred Sales Charge (Load)

     Maximum Account Fee                                        $100(1)


     Portfolio Transaction Fee upon Purchase of Shares
     (as a percentage of amount invested)*                      2.00%

     Portfolio  Transaction  Fee  upon  Redemption  of
     Shares                                                     2.00%
     (as a percentage of amount redeemed)**

     Portfolio Transaction Fee upon Exchange of Shares           ***

     ====================================================================
     Annual Portfolio Operating Expenses
     (expenses that are deducted from Portfolio
     assets)
     ====================================================================

     Management Fees                                            1.25%

     Distribution (12b-1) Fees                                  None


     Other Expenses                                             0.46%
         Shareholder Servicing and Administrative Fees  0.25%
         All Other Expenses                             0.21%

     Total Annual Portfolio Operating Expenses                  1.71%

     ====================================================================


      * The portfolio transaction fee on purchases is deducted automatically from the amount invested and paid to the Portfolio.
      ** The Portfolio transaction fee upon redemption is withheld from redemption proceeds by the Portfolio and paid to the Portfolio.
      *** Exchanges will be treated as purchases or redemptions for purposes of imposing the portfolio transaction fee on purchases or redemptions.

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.


Example

                  This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

                  The Example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.* The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              ===================================================

                                                     Bernstein
                                                 Emerging Markets
                                                       Value
                                                     Portfolio
              ===================================================

              1 Yr.                                    $573
              3 Yrs. (cum.)                            $944
              5 Yrs. (cum.)                           $1,340
              10 Yrs. (cum.)                          $2,450
              ===================================================


* The expenses include the portfolio transaction fee on purchases and redemptions.

You would pay the following expenses if you did not redeem your shares:

              ===================================================

                                                     Bernstein
                                                 Emerging Markets
                                                       Value
                                                     Portfolio
              ===================================================

              1 Yr.                                    $370
              3 Yrs. (cum.)                            $728
              5 Yrs. (cum.)                           $1,110
              10 Yrs. (cum.)                          $2,179
              ===================================================


The example reflects the portfolio transaction on purchases but does not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.

      The portfolio transaction fees on purchases and redemptions are received by the Bernstein Emerging Markets Value Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchase and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see pages
___.

Making Investment Decisions for the Portfolios

      To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management and we have developed proprietary and innovative means of improving investment decision-making.

      To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.


      The Fixed-Income Portfolios: To identify attractive bonds for the Bernstein Fixed-Income Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time-- those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.


      The International Value and Emerging Markets Value Portfolios: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. We invest in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert, and guided by the findings of our global value equity research staff.


      Portfolio turnover: The Portfolios of the Fund generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Over the past few years, the Bernstein Intermediate Duration Portfolio has had a portfolio turnover ratio in excess of 200%. A high turnover ratio may increase transaction costs and may affect taxes paid by shareholders to the extent short-term or long-term gains are distributed.


      Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Bernstein foreign-stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Additional Investment Information, Special Investment Techniques and Related
Risks

      This section of the prospectus contains detailed information about the instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this prospectus.


      Portfolio holdings are detailed in the Fund's financial statements, which are sent to Fund shareholders twice a year.

      Additional investments, strategies and practices permitted; details in Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's Statement of Additional Information (SAI), which is available upon request at no cost (see the back cover of this prospectus).

      Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.


      Changing the investment objectives by the Portfolios; when shareholder approval is required: A fundamental investment objective cannot be changed without shareholder approval. As a fundamental investment objective, each Bernstein Municipal Portfolio will invest no less than 80% of its assets in municipal securities. All other investment objectives of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.


The Fixed-Income Portfolios

Obligations of Supranational Agencies

      The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages _____).

Interest Only/Principal Only Securities

      The Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

      The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. Most IOs and POs are considered to be illiquid securities (see discussion below).

Asset-Backed Securities

      Each of the Fixed-Income Portfolios may invest in asset-backed securities, which are bonds secured by pools of assets such as loans, leases, accounts receivable or other debt obligations of consumers or commercial entities. Examples of collateral include consumer loans to purchase automobiles, credit-card balances due and loans to purchase manufactured housing. The cash flow that is generated by payments on these debts is used to pay interest and principal to the asset-backed noteholders. It is possible that the collateral may not be available to support payments on the securities.

Illiquid Securities


      Securities that are not readily marketable may be illiquid securities. Each of the Fixed-Income Portfolios may invest as much as 15% of its net assets in illiquid securities.

      Examples of illiquid securities include guaranteed investment contracts ("GICs"), bank investment contracts ("BICs") and certain private placement securities. A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal. A BIC is a contract issued by a bank that guarantees payment of interest and repayment of principal. Private placement securities are securities that are exempt from registration with the Securities and Exchange Commission and may be sold only in privately negotiated transactions.

The Bernstein Foreign-Stock Portfolios

      Investments in common and preferred stocks, warrants and convertible securities of foreign issuers are part of the principal investment strategy of each of the Bernstein Tax-Managed International Value Portfolio and the Bernstein International Value Portfolio II (referred to together as the "International Value Portfolios") and the Bernstein Emerging Markets Value Portfolio.


      Illiquid securities: Securities that are not readily marketable may be illiquid securities. Each of the International Value Portfolios and Emerging Markets Value Portfolio may invest as much as 15% of its net assets in illiquid securities.


      Private placement securities are usually illiquid securities. These securities are exempt from registration with the Securities and Exchange Commission and may be sold only in privately negotiated transactions.

Special Investment Techniques And Related Risks

      In seeking to achieve its investment objectives, each of the Portfolios may invest in higher-risk securities or use special investment techniques. These techniques may be used:

      o to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of securities);
      o to manage the effective maturity or duration of fixed-income securities;
      o     to exploit mispricings in the securities markets; and
      o     as an alternative to activities in the underlying cash markets.

Below is a description of some of these special investment techniques. For additional information on special investment techniques, see the Fund's SAI (see the back cover of this prospectus).

Foreign Currency Transactions

      The Bernstein Short Duration Plus Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein Tax-Managed International Value Portfolio, Bernstein International Value Portfolio II and Bernstein Emerging Markets Value Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.


      Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

      Under certain circumstances, the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.


Futures Contracts and Options

      The Portfolios may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.


      In addition, the Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.


      The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

      No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


      Futures contracts and options can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use these investments for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures and options extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.


Swaps and Hybrid Investments


      As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.


      Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

      Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

      A Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap. The Portfolios expect to enter into these transactions for a variety of reasons. A Portfolio may attempt to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter these transactions as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date.

      Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolio to alter its exposure to interest-rate market risk without changing the composition of the Portfolio. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolios will enter interest-rate swaps only on a net basis (i.e., the two payment streams are netted out) with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments.

Lending Portfolio Securities

      Each Portfolio may lend portfolio securities. Each of the Fixed-Income Portfolios may lend up to 30% of its total assets; each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets. Each of the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions.

      By lending its portfolio securities, a Portfolio attempts to increase its income through the receipt of fees charged in connection with the loan and, when cash collateral is given to secure the loan, income from investment of the cash collateral in time deposits and repurchase agreements. Loans of portfolio securities are marked to the market daily and secured by collateral consisting of certificates of deposit and other cash instruments or U.S. government and agency securities worth no less than the securities loaned.


      The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. A Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.

When-Issued and Delayed-Delivery Transactions

      The Portfolios may purchase securities on a "when-issued" or "delayed-delivery" basis, where a security purchased by a Portfolio is delivered at a later date, usually within three months.

      The market value of the security at delivery may be more or less than the purchase price. The Portfolio must segregate liquid assets in an amount at least equal to its purchase commitments; the Portfolio must also segregate securities sold on a delayed-delivery basis.

Future Developments


      The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

FUND MANAGEMENT


      The investment manager of the Fund is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment advisor that manages, as of December 31, 2000, approximately $___ billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, insurance companies worldwide, and the Fund. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

      All investment decisions for the Portfolios of the Fund are made by Investment Policy Groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

Investment Management Fees

      For the period ended September 30, 2000, the aggregate fees paid to Sanford C. Bernstein & Co., Inc. (the manager of the Fund at the time) as a percentage of assets for services rendered to each Portfolio with respect to investment management 0.50% for the Bernstein Government Short Duration Portfolio, 0.50% for the Bernstein Short Duration Plus Portfolio, 0.47% for the Bernstein Intermediate Duration Portfolio, 0.50% for the Bernstein New York Municipal Portfolio, 0.50% for the Bernstein Short Duration New York Municipal Portfolio, 0.50% for the Bernstein California Municipal Portfolio, 0.50% for the Bernstein Short Duration California Municipal Portfolio, 0.48% for the Bernstein Diversified Municipal Portfolio, 0.50% for the Bernstein Short Duration Diversified Municipal Portfolio, 0.93% for the Bernstein Tax-Managed International Value Portfolio, 0.95% for the Bernstein International Value Portfolio II and 1.25% for the Bernstein Emerging Markets Value Portfolio. On October 2, 2000, Sanford C. Bernstein & Co., Inc. was acquired by Alliance.

      Prior to October 2, 2000, the investment management fees for the International Value Portfolios were at an annual rate of 1.00% of each Portfolio's average daily net assets up to but not exceeding $1 billion and an annual rate of 0.90 of 1% of average daily net assets that exceed $1 billion. Effective October 2, 2000, the investment management fees for each of these Portfolios is at an annual rate of 1.00% of each Portfolio's average daily net assets that is up to, but not exceeding $1 billion; 0.90 of 1.00% of the average daily net assets in excess of $1 billion up to, but not exceeding $4 billion;
0.875 of 1.00% of the average daily net assets that is in excess of $4 billion up to, but not exceeding $6 billion; and 0.85 of 1.00% of the average daily net assets that exceeds $6 billion.

Shareholder Servicing and Administrative Services

      Alliance provides the Fund with shareholder servicing and administrative services.


For these services, Alliance charges each Fixed-Income Portfolio an annual fee of 0.10% of that Portfolio's average daily assets, and each of the International Value Portfolios and the Emerging Market Portfolios an annual fee of 0.25% of each Portfolio's average daily net assets.

Distribution Services

      Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.


PRICING PORTFOLIO SHARES

      The share price for each Portfolio is based on the Portfolio's net asset value ("NAV"). To calculate the NAV, a Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.


      Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate.

      If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.


      All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.


      A Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time) on each business day with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

      To the extent that the assets of a Portfolio are traded in other markets (such as a foreign market) on days when the New York Stock Exchange is closed, the net asset value of a Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.

      Your purchase price for shares of a Portfolio will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of a Portfolio, you will receive the NAV next determined after receipt of the order to sell in proper form.

Purchasing Shares

Minimum Investments


      Except as otherwise provided, the minimum initial investment in any Portfolio is $25,000 and the minimum subsequent investment in the same Portfolio is $5,000. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is $5,000. For Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

      Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Fund Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Fund Portfolio without regard to the minimum investment requirement.

      For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of the Fund or vary the percentage based on the Manager's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

      These purchases and sales by the Manager will be subject to the following minimum investment requirements:


      o initial purchases of shares of the Portfolios (other than the Bernstein Emerging Markets Value Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

      o initial purchases of shares of the Bernstein Emerging Markets Value Portfolio will be subject to a minimum investment requirement of $10,000, but subsequent minimum investment requirements may be waived; and


      o the Manager may, in its discretion, waive initial and subsequent minimum investment requirements for any participant-directed defined contribution plan.

      Any purchases and sales of shares of the Bernstein Emerging Markets Value Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Bernstein Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Bernstein Emerging Markets Value Portfolio and to all subsequent purchases, but not to reinvested dividends or capital-gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Bernstein Emerging Markets Value Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Bernstein Emerging Markets Value Portfolio for shares of other Fund Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Bernstein Emerging Markets Value Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads.

      The purpose of the Portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Bernstein Emerging Markets Value Portfolio, unlike the other Portfolios of the Fund, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The Portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Bernstein Emerging Markets Value Portfolio incurs as a result of purchases or redemptions. Without the fees, the Bernstein Emerging Markets Value Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Bernstein Emerging Markets Value Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.


Procedures


      To purchase shares, you must submit to Bernstein LLC a completed application (unless you currently have an account with us) and payment for the requested shares. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of the Manager. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. dollars. All purchase orders will be confirmed in writing. If no indication is made on the application form, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

      The share price you pay will depend on when your order is received in proper form. Orders received at or prior to the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

      Transaction fees: As discussed above, if you purchase shares of the Bernstein Emerging Markets Value Portfolio you will pay to this Portfolio a transaction fee of 2.00% of the amount invested.

      The Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

      If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Fund's net asset value computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

      The Fund reserves the right to reject any purchase order and may stop selling shares of any of the Portfolios at any time. Share certificates are issued only upon written request, but no certificates are issued for fractional shares. Shares of the Fund will not be offered in any state where the Fund or a Portfolio of the Fund has not made a notice filing required by state law.

Selling Shares


      You may sell your shares of the Fund by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund.


      Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature

Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. The Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

      We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with the Fund unless prior other instructions are on file. If you are a client of the Manager's investment advisory services, the sales proceeds will be held in your account with Bernstein LLC unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed, the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

      The price you will receive when you sell your shares will depend on when the Fund or the authorized third-party bank, brokerage-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

      When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes. For additional information, see "Dividends, Distributions and Taxes" on page __.


       If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

      Transaction fees upon redemption: You will be charged a 2% redemption fee upon the sale of shares of the Bernstein Emerging Markets Value Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see page__.

      Restrictions on sales: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the New York Stock Exchange is closed (other than for customary weekend or holiday closings), or if trading in the markets that the Portfolio normally uses is closed or restricted or an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its net asset value or to sell its investments. Investors in the Emerging Markets Value Portfolio run a greater risk that they may not be able to readily sell their Portfolio shares.

      Sale in-kind: The Fund normally pays proceeds of a sale of Portfolio shares in cash. However, the Fund has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the Statement of Additional Information (SAI).

      Automatic sale of your shares: Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

      Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Fund's discretion. For further information, call (212) 756-4097.


Exchanging Shares

      You may exchange your shares in a Portfolio for shares in any other Portfolio of the Fund. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective net asset values of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. The Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

      On any exchanges of other Fund shares for shares of the Bernstein Emerging Markets Value Portfolio, shareholders will be charged the portfolio transaction fee of 2% of the dollar amount exchanged; on any exchanges of shares of the Bernstein Emerging Markets Value Portfolio for other Fund shares, shareholders will be charged the 2% redemption fee. See pages __ for additional information.

      The exchange privilege is available only in states where the exchange may legally be made. While the Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days prior written notice to shareholders.

      For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" on pages ____-____.

DIVIDENDS, DISTRIBUTIONS AND TAXES


      Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains from the sale of its securities, if any, to its shareholders.


      The Bernstein Fixed-Income Portfolios intend to declare dividends daily and pay them monthly. The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital-gains distributions at least annually, generally in December. You will be taxed on dividends and distributions generally in the year you receive them except that dividends declared in October, November and December and paid prior to February 1 of the following year are taxable to you in the year they are declared.

      If you purchase shares shortly before the record date of a dividend of the Bernstein International Value Portfolios or the Bernstein Emerging Markets Value Portfolio or a capital-gains distribution of any of the Portfolios, the share price will include the amount of the distribution. On the record date of the distribution, the net asset value of Portfolio shares will drop by the amount of the distribution.

      Your dividends and capital-gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid. The number of shares you receive is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital-gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital-gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.


      As a result of investment objectives and strategies, we expect that, in general, the Bernstein Fixed-Income Portfolios will distribute primarily ordinary income dividends, and in general, the Bernstein Tax-Managed International Value and the Bernstein Emerging Markets Value Portfolios will distribute primarily capital-gains dividends. The Bernstein International Value Portfolio II may distribute ordinary income dividends or capital-gains dividends, but since the shareholders of this Portfolio are tax-exempt, the type of dividends distributed is not relevant to shareholders.


      If you are subject to taxes, you may pay taxes on income dividends (unless, as described below, they are derived from the interest earned on municipal securities) and capital-gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in the Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal tax may be subject to state and local taxes.


      Generally, it is intended that dividends of both Bernstein New York Municipal Portfolios, both Bernstein California Municipal Portfolios and both Bernstein Diversified Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may pay taxes on any capital-gains distributions from these Portfolios.

      The New York Municipal Portfolios provide income that is generally tax-free for New York State and local personal income tax purposes to the extent that the income is derived from New York State Municipal Securities or securities issued by possessions of the United States. Similarly, the California Municipal Portfolios provide income that is generally tax-free for California personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities on which the interest is exempt from taxes in that state.

      Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

      If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends of the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio will not qualify for the dividends-received deduction for corporations since they are not derived from dividends paid by U.S. corporations.


      Dividends and interest received by the Fixed-Income Portfolios that invest in foreign securities, the Bernstein International Value Portfolios and the Bernstein Emerging Markets Portfolio may be subject to foreign tax and withholding. Some emerging-markets countries may impose taxes on capital gains earned by a Portfolio in that country. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be entitled to claim foreign tax credits or deductions on your federal income tax returns with respect to such taxes paid by a Portfolio.

      If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, you generally will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than 12 months. Losses realized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61 day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, such loss will be disallowed to the extent you receive any tax-exempt dividends.

      Under certain circumstances, the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may elect for U.S. income tax purposes to treat foreign income taxes paid by the Portfolio as paid by its shareholders. If this election is made, you will be required to include your pro rata portion of such foreign taxes in computing your taxable income--treating an amount equal to these foreign taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Other limitations may apply regarding the extent to which the credit and deduction may be claimed. To the extent that these Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains earned by these investments.


      This Prospectus summarizes only some of the tax implications you should consider when investing in our Fund. You are urged to consult your own tax adviser regarding specific questions as to federal, state, local and foreign taxes.

      Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the past five years or since inception, if shorter. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                                 BERNSTEIN TAX-MANAGED INTERNATIONAL VALUE PORTFOLIO

                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                       9/30/00        9/30/99         9/30/98           9/30/97           9/30/96
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $20.02         $17.63          $20.92            $18.14            $16.08
                                                         ------         ------          ------            ------            ------
     Income from investment operations:
       Investment income, net                              0.21           0.15            0.20              0.26              0.23
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies         0.51           4.04           (1.67)             3.73              2.26
                                                         ------         ------          ------            ------            ------

  Total from investment operations                         0.72           4.19           (1.47)             3.99              2.49
                                                         ------         ------          ------            ------            ------
     Less distributions:
       Dividends from taxable net investment income           0          (0.93)          (1.11)            (0.99)            (0.10)
       Dividends from tax-exempt net
       investment income                                      0              0               0                 0                 0
       Distributions from net realized gains              (0.30)         (0.87)          (0.71)            (0.22)            (0.33)
       Distributions in excess of net investment
       income due to timing differences                       0              0               0                 0                 0
       Distributions in excess of net realized
       gains due to timing differences                        0              0               0                 0                 0
                                                         ------         ------          ------            ------            ------

  Total distributions                                     (0.30)         (1.80)          (1.82)            (1.21)            (0.43)
                                                         ------         ------          ------            ------            ------

  Portfolio transaction fee                                   0              0               0                 0                 0
                                                         ------         ------          ------            ------            ------

  Net asset value, end of period                         $20.44         $20.02          $17.63            $20.92            $18.14
                                                         ======         ======          ======            ======            ======

  Total return                                             3.49%         25.35%          (7.19)%           23.25%            15.83%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)         $3,029,742     $3,654,579      $4,912,583        $4,965,998        $3,131,258
     Average net assets (000 omitted)                $3,467,670     $4,618,500      $5,309,076        $3,977,823        $2,569,586
     Ratio of expenses to average net assets               1.24%          1.24%           1.26%             1.27%             1.31%
     Ratio of net investment income to average
     net assets                                            1.02%          0.80%           0.98%             1.37%             1.37%
     Portfolio turnover rate                              40.62%         31.99%          30.34%            26.24%            21.89%

                                                         BERNSTEIN INTERNATIONAL
                                                           VALUE PORTFOLIO II

                                                      YEAR ENDED        YEAR ENDED
                                                        9/30/00         9/30/99 (a)
------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $20.11            $19.43
                                                          ------            ------
     Income from investment operations:
       Investment income, net                               0.23              0.19
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies          0.31              0.49
                                                          ------            ------

  Total from investment operations                          0.54              0.68
                                                          ------            ------
     Less distributions:
       Dividends from taxable net investment income        (0.19)                0
       Dividends from tax-exempt net
       investment income                                       0                 0
       Distributions from net realized gains               (0.02)                0
       Distributions in excess of net investment
       income due to timing differences                        0                 0
       Distributions in excess of net realized
       gains due to timing differences                         0                 0
                                                          ------            ------

  Total distributions                                      (0.21)                0
                                                          ------            ------

  Portfolio transaction fee                                    0                 0
                                                          ------            ------

  Net asset value, end of period                          $20.44            $20.11
                                                          ======            ======

  Total return                                              2.72%             3.50%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)          $1,907,921        $2,459,123
     Average net assets (000 omitted)                 $2,238,111        $2,397,807
     Ratio of expenses to average net assets                1.25%             1.26%*
     Ratio of net investment income to average
     net assets                                             1.09%             2.23%*
     Portfolio turnover rate                               24.24%             9.34%

                                                                   BERNSTEIN EMERGING MARKETS VALUE PORTFOLIO

                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                       9/30/00        9/30/99         9/30/98       9/30/97      9/30/96 (b)
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $17.67         $10.11          $22.54        $21.82         $20.00
                                                         ------         ------          ------        ------         ------
     Income from investment operations:
       Investment income, net                              0.14           0.16            0.20          0.14           0.18
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies        (1.01)          7.39          (12.17)         0.44           0.83
                                                         ------         ------          ------        ------         ------

  Total from investment operations                        (0.87)          7.55          (11.97)         0.58           1.01
                                                         ------         ------          ------        ------         ------
     Less distributions:
       Dividends from taxable net investment income       (0.10)         (0.12)          (0.11)        (0.08)             0
       Dividends from tax-exempt net
       investment income                                      0              0               0             0              0
       Distributions from net realized gains                  0              0           (0.61)        (0.02)             0
       Distributions in excess of net investment
       income due to timing differences                       0              0               0             0              0
       Distributions in excess of net realized
       gains due to timing differences                        0          (0.02)              0             0              0
                                                         ------         ------          ------        ------         ------

  Total distributions                                     (0.10)         (0.14)          (0.72)        (0.10)             0
                                                         ------         ------          ------        ------         ------

  Portfolio transaction fee                                0.21           0.15            0.26          0.24           0.81
                                                         ------         ------          ------        ------         ------

  Net asset value, end of period                         $16.91         $17.67          $10.11        $22.54         $21.82
                                                         ======         ======          ======        ======         ======

  Total return                                            (7.63)%+       69.88%+        (55.09)%+      (0.32)%+        4.80%+

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)           $593,883       $720,444        $362,686      $438,305       $273,924
     Average net assets (000 omitted)                  $718,397       $581,638        $417,615      $379,351       $165,362
     Ratio of expenses to average net assets               1.71%          1.74%           1.77%         1.75%          1.92%*
     Ratio of net investment income to average
     net assets                                            0.75%          1.04%           1.29%         0.58%          1.01%*
     Portfolio turnover rate                              27.87%         28.54%          19.56%        32.45%          9.81%

+ This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Total return to a shareholder for the years ending September 30, 2000, September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 without taking into account these transaction fees would have been (3.82)%, 76.88%, (53.24)%, 3.79% and 9.10%, respectively.
*     Annualized
(a)   Commenced operations April 30, 1999
(b)   Commenced operations December 15, 1995

Sanford C. Bernstein Fund, Inc.

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                                     BERNSTEIN INTERMEDIATE DURATION PORTFOLIO

                                                       YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                         9/30/00        9/30/99       9/30/98       9/30/97       9/30/96
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                     $12.67         $13.49        $13.38        $13.08        $13.30
                                                           ------         ------        ------        ------        ------
     Income from investment operations:
       Investment income, net                                0.81           0.77          0.73          0.75          0.80
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies          (0.16)         (0.63)         0.37          0.35         (0.14)
                                                           ------         ------        ------        ------        ------

  Total from investment operations                           0.65           0.14          1.10          1.10          0.66
                                                           ------         ------        ------        ------        ------
     Less distributions:
       Dividends from taxable net investment income         (0.81)         (0.76)        (0.80)        (0.80)        (0.80)
       Dividends from tax-exempt net
       investment income                                        0              0             0             0             0
       Distributions from net realized gains                    0          (0.10)        (0.17)            0         (0.08)
       Distributions in excess of net investment
       income due to timing differences                         0          (0.03)        (0.02)            0             0
       Distributions in excess of net realized
       gains due to timing differences                          0          (0.07)            0             0             0
                                                           ------         ------        ------        ------        ------

  Total distributions                                       (0.81)         (0.96)        (0.99)        (0.80)        (0.88)
                                                           ------         ------        ------        ------        ------

  Portfolio transaction fee                                     0              0             0             0             0
                                                           ------         ------        ------        ------        ------

  Net asset value, end of period                           $12.51         $12.67        $13.49        $13.38        $13.08
                                                           ======         ======        ======        ======        ======

  Total return                                               5.37%          1.04%         8.59%         8.66%         5.05%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)           $2,041,914     $2,674,408    $2,541,549    $2,058,220    $1,451,776
     Average net assets (000 omitted)                  $2,298,018     $2,601,959    $2,303,250    $1,745,554    $1,310,208
     Ratio of expenses to average net assets                 0.60%          0.60%         0.60%         0.62%         0.63%
     Ratio of net investment income to average
     net assets                                              6.48%          5.89%         5.41%         5.61%         5.99%
     Portfolio turnover rate                               378.19%        229.75%       233.08%       238.04%       141.04%

                                                                       BERNSTEIN SHORT DURATION PLUS PORTFOLIO

                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           9/30/00        9/30/99        9/30/98        9/30/97       9/30/96
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                       $12.33         $12.53         $12.53         $12.48        $12.49
                                                             ------         ------         ------         ------        ------
     Income from investment operations:
       Investment income, net                                  0.72           0.67           0.65           0.67          0.69
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies            (0.08)         (0.20)          0.09           0.08         (0.01)
                                                             ------         ------         ------         ------        ------

  Total from investment operations                             0.64           0.47           0.74           0.75          0.68
                                                             ------         ------         ------         ------        ------
     Less distributions:
       Dividends from taxable net investment income           (0.72)         (0.67)         (0.72)         (0.70)        (0.69)
       Dividends from tax-exempt net
       investment income                                          0              0              0              0             0
       Distributions from net realized gains                      0              0              0              0             0
       Distributions in excess of net investment
       income due to timing differences                           0              0          (0.02)             0             0
       Distributions in excess of net realized
       gains due to timing differences                            0              0              0              0             0
                                                             ------         ------         ------         ------        ------

  Total distributions                                         (0.72)         (0.67)         (0.74)         (0.70)        (0.69)
                                                             ------         ------         ------         ------        ------

  Portfolio transaction fee                                       0              0              0              0             0
                                                             ------         ------         ------         ------        ------

  Net asset value, end of period                             $12.25         $12.33         $12.53         $12.53        $12.48
                                                             ======         ======         ======         ======        ======

  Total return                                                 5.37%          3.82%          6.10%          6.21%         5.54%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)               $407,516       $557,016       $595,087       $612,744      $538,248
     Average net assets (000 omitted)                      $490,232       $569,298       $591,866       $583,003      $532,094
     Ratio of expenses to average net assets                   0.66%          0.65%          0.64%          0.65%         0.65%
     Ratio of net investment income to average
     net assets                                                5.88%          5.36%          5.24%          5.38%         5.47%
     Portfolio turnover rate                                 194.48%         95.60%         71.40%        118.58%       169.96%

                                                            BERNSTEIN GOVERNMENT
                                                          SHORT DURATION PORTFOLIO

                                                          YEAR ENDED    YEAR ENDED
                                                            9/30/00       9/30/99
-----------------------------------------------------------------------------------
  Net asset value, beginning of period                        $12.46        $12.66
                                                              ------        ------
     Income from investment operations:
       Investment income, net                                   0.61          0.58
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies              0.03         (0.20)
                                                              ------        ------

  Total from investment operations                              0.64          0.38
                                                              ------        ------
     Less distributions:
       Dividends from taxable net investment income            (0.61)        (0.58)
       Dividends from tax-exempt net
       investment income                                           0             0
       Distributions from net realized gains                       0             0
       Distributions in excess of net investment
       income due to timing differences                            0             0
       Distributions in excess of net realized
       gains due to timing differences                             0             0
                                                              ------        ------

  Total distributions                                          (0.61)        (0.58)
                                                              ------        ------

  Portfolio transaction fee                                        0             0
                                                              ------        ------

  Net asset value, end of period                              $12.49        $12.46
                                                              ======        ======

  Total return                                                  5.30%         3.07%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)                 $95,617      $127,598
     Average net assets (000 omitted)                       $112,827      $132,741
     Ratio of expenses to average net assets                    0.72%         0.70%
     Ratio of net investment income to average
     net assets                                                 4.91%         4.61%
     Portfolio turnover rate                                  159.52%        82.16%

Sanford C. Bernstein Fund, Inc.

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                             BERNSTEIN GOVERNMENT
                                                           SHORT DURATION PORTFOLIO       BERNSTEIN DIVERSIFIED MUNICIPAL PORTFOLIO

                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                      9/30/98      9/30/97      9/30/96      9/30/00       9/30/99        9/30/98
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                  $12.53       $12.48       $12.55       $13.47        $13.96         $13.74
                                                        ------       ------       ------       ------        ------         ------
     Income from investment operations:
       Investment income, net                             0.64         0.67         0.65         0.58          0.56           0.58
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies        0.13         0.05        (0.07)        0.08         (0.46)          0.23
                                                        ------       ------       ------       ------        ------         ------

  Total from investment operations                        0.77         0.72         0.58         0.66          0.10           0.81
                                                        ------       ------       ------       ------        ------         ------
     Less distributions:
       Dividends from taxable net investment income      (0.64)       (0.67)       (0.65)       (0.01)        (0.02)         (0.02)
       Dividends from tax-exempt net
       investment income                                     0            0            0        (0.57)        (0.54)         (0.56)
       Distributions from net realized gains                 0            0            0        (0.05)        (0.03)         (0.01)
       Distributions in excess of net investment
       income due to timing differences                      0            0            0            0             0              0
       Distributions in excess of net realized
       gains due to timing differences                       0            0            0            0             0              0
                                                        ------       ------       ------       ------        ------         ------

  Total distributions                                    (0.64)       (0.67)       (0.65)       (0.63)        (0.59)         (0.59)
                                                        ------       ------       ------       ------        ------         ------

  Portfolio transaction fee                                  0            0            0            0             0              0
                                                        ------       ------       ------       ------        ------         ------

  Net asset value, end of period                        $12.66       $12.53       $12.48       $13.50        $13.47         $13.96
                                                        ======       ======       ======       ======        ======         ======

  Total return                                            6.35%        5.88%        4.76%        5.04%         0.77%          5.98%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)          $138,037     $142,081     $139,802   $1,205,781    $1,517,233     $1,385,785
     Average net assets (000 omitted)                 $139,410     $136,888     $145,268   $1,329,585    $1,458,118     $1,250,621
     Ratio of expenses to average net assets              0.70%        0.69%        0.69%        0.63%         0.63%          0.63%
     Ratio of net investment income to average
     net assets                                           5.13%        5.32%        5.21%        4.30%         4.08%          4.17%
     Portfolio turnover rate                             56.93%       80.11%      155.29%       34.94%        44.69%         22.00%

                                                       BERNSTEIN DIVERSIFIED                 BERNSTEIN
                                                        MUNICIPAL PORTFOLIO        CALIFORNIA MUNICIPAL PORTFOLIO

                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        9/30/97      9/30/96      9/30/00      9/30/99      9/30/98
--------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $13.44       $13.50       $13.69       $14.19       $13.90
                                                          ------       ------       ------       ------       ------
     Income from investment operations:
       Investment income, net                               0.60         0.63         0.57         0.54         0.57
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies          0.31        (0.04)        0.16        (0.46)        0.30
                                                          ------       ------       ------       ------       ------

  Total from investment operations                          0.91         0.59         0.73         0.08         0.87
                                                          ------       ------       ------       ------       ------
     Less distributions:
       Dividends from taxable net investment income        (0.02)       (0.01)       (0.02)       (0.02)       (0.02)
       Dividends from tax-exempt net
       investment income                                   (0.58)       (0.62)       (0.55)       (0.52)       (0.55)
       Distributions from net realized gains               (0.01)       (0.02)       (0.04)       (0.04)       (0.01)
       Distributions in excess of net investment
       income due to timing differences                        0            0            0            0            0
       Distributions in excess of net realized
       gains due to timing differences                         0            0            0            0            0
                                                          ------       ------       ------       ------       ------

  Total distributions                                      (0.61)       (0.65)       (0.61)       (0.58)       (0.58)
                                                          ------       ------       ------       ------       ------

  Portfolio transaction fee                                    0            0            0            0            0
                                                          ------       ------       ------       ------       ------

  Net asset value, end of period                          $13.74       $13.44       $13.81       $13.69       $14.19
                                                          ======       ======       ======       ======       ======

  Total return                                              6.95%        4.38%        5.44%        0.60%        6.37%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)          $1,114,374     $820,395     $450,744     $605,962     $549,757
     Average net assets (000 omitted)                   $965,455     $744,452     $524,573     $586,510     $473,077
     Ratio of expenses to average net assets                0.65%        0.66%        0.64%        0.64%        0.65%
     Ratio of net investment income to average
     net assets                                             4.43%        4.61%        4.15%        3.88%        4.04%
     Portfolio turnover rate                               24.65%       25.22%       48.46%       38.44%       25.33%

Sanford C. Bernstein Fund, Inc.

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                     BERNSTEIN CALIFORNIA
                                                     MUNICIPAL PORTFOLIO           BERNSTEIN NEW YORK MUNICIPAL PORTFOLIO

                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                      9/30/97      9/30/96      9/30/00      9/30/99      9/30/98      9/30/97
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                  $13.58       $13.58       $13.36       $13.87       $13.62       $13.35
                                                        ------       ------       ------       ------       ------       ------
     Income from investment operations:
       Investment income, net                             0.59         0.61         0.57         0.56         0.58         0.61
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies        0.32            0         0.07        (0.46)        0.26         0.27
                                                        ------       ------       ------       ------       ------       ------

  Total from investment operations                        0.91         0.61         0.64         0.10         0.84         0.88
                                                        ------       ------       ------       ------       ------       ------
     Less distributions:
       Dividends from taxable net investment income      (0.03)       (0.03)           0        (0.01)       (0.01)       (0.01)
       Dividends from tax-exempt net
       investment income                                 (0.56)       (0.58)       (0.57)       (0.55)       (0.57)       (0.60)
       Distributions from net realized gains                 0            0        (0.05)       (0.05)       (0.01)           0
       Distributions in excess of net investment
       income due to timing differences                      0            0            0            0            0            0
       Distributions in excess of net realized
       gains due to timing differences                       0            0        (0.01)           0            0            0
                                                        ------       ------       ------       ------       ------       ------

  Total distributions                                    (0.59)       (0.61)       (0.63)       (0.61)       (0.59)       (0.61)
                                                        ------       ------       ------       ------       ------       ------

  Portfolio transaction fee                                  0            0            0            0            0            0
                                                        ------       ------       ------       ------       ------       ------

  Net asset value, end of period                        $13.90       $13.58       $13.37       $13.36       $13.87       $13.62
                                                        ======       ======       ======       ======       ======       ======

  Total return                                            6.82%        4.60%        4.93%        0.74%        6.32%        6.73%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)          $411,384     $285,758     $673,723     $845,970     $816,082     $671,700
     Average net assets (000 omitted)                 $339,514     $246,410     $743,412     $843,755     $746,257     $603,119
     Ratio of expenses to average net assets              0.67%        0.68%        0.64%        0.64%        0.64%        0.65%
     Ratio of net investment income to average
     net assets                                           4.26%        4.48%        4.33%        4.09%        4.25%        4.51%
     Portfolio turnover rate                             41.32%       23.87%       32.88%       35.13%       27.20%       25.94%

                                                     BERNSTEIN
                                                     NEW YORK
                                                     MUNICIPAL
                                                     PORTFOLIO       BERNSTEIN SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                       9/30/96      9/30/00      9/30/99      9/30/98      9/30/97      9/30/96
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $13.48       $12.49       $12.57       $12.56       $12.52       $12.63
                                                         ------       ------       ------       ------       ------       ------
     Income from investment operations:
       Investment income, net                              0.64         0.47         0.42         0.45         0.46         0.52
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies        (0.07)       (0.01)       (0.05)        0.04         0.05        (0.06)
                                                         ------       ------       ------       ------       ------       ------

  Total from investment operations                         0.57         0.46         0.37         0.49         0.51         0.46
                                                         ------       ------       ------       ------       ------       ------
     Less distributions:
       Dividends from taxable net investment income       (0.02)       (0.01)       (0.01)       (0.01)       (0.02)       (0.02)
       Dividends from tax-exempt net
       investment income                                  (0.62)       (0.46)       (0.41)       (0.44)       (0.44)       (0.50)
       Distributions from net realized gains              (0.06)           0        (0.03)       (0.03)       (0.01)       (0.05)
       Distributions in excess of net investment
       income due to timing differences                       0            0            0            0            0            0
       Distributions in excess of net realized
       gains due to timing differences                        0        (0.04)           0            0            0            0
                                                         ------       ------       ------       ------       ------       ------

  Total distributions                                     (0.70)       (0.51)       (0.45)       (0.48)       (0.47)       (0.57)
                                                         ------       ------       ------       ------       ------       ------

  Portfolio transaction fee                                   0            0            0            0            0            0
                                                         ------       ------       ------       ------       ------       ------

  Net asset value, end of period                         $13.35       $12.44       $12.49       $12.57       $12.56       $12.52
                                                         ======       ======       ======       ======       ======       ======

  Total return                                             4.31%        3.77%        2.91%        4.02%        4.17%        3.68%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)           $539,217     $158,315     $170,722     $158,553     $151,821     $119,096
     Average net assets (000 omitted)                  $497,391     $168,807     $167,918     $150,699     $135,288     $105,467
     Ratio of expenses to average net assets               0.66%        0.71%        0.71%        0.71%        0.72%        0.71%
     Ratio of net investment income to average
     net assets                                            4.73%        3.75%        3.29%        3.58%        3.66%        4.07%
     Portfolio turnover rate                              26.19%       99.12%       95.33%       99.93%       68.25%       63.40%

Sanford C. Bernstein Fund, Inc.

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                                              BERNSTEIN SHORT DURATION
                                                                            CALIFORNIA MUNICIPAL PORTFOLIO

                                                       YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         9/30/00        9/30/99         9/30/98        9/30/97        9/30/96
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                     $12.53         $12.61          $12.55         $12.53         $12.65
                                                           ------         ------          ------         ------         ------
     Income from investment operations:
       Investment income, net                                0.45           0.40            0.42           0.45           0.50
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies           0.02          (0.04)           0.07           0.03          (0.07)
                                                           ------         ------          ------         ------         ------

  Total from investment operations                           0.47           0.36            0.49           0.48           0.43
                                                           ------         ------          ------         ------         ------
     Less distributions:
       Dividends from taxable net investment income         (0.03)         (0.02)          (0.02)         (0.04)         (0.05)
       Dividends from tax-exempt net
       investment income                                    (0.42)         (0.38)          (0.40)         (0.41)         (0.45)
       Distributions from net realized gains                (0.04)         (0.04)          (0.01)         (0.01)         (0.05)
       Distributions in excess of net investment
       income due to timing differences                         0              0               0              0              0
       Distributions in excess of net realized
       gains due to timing differences                          0              0               0              0              0
                                                           ------         ------          ------         ------         ------

  Total distributions                                       (0.49)         (0.44)          (0.43)         (0.46)         (0.55)
                                                           ------         ------          ------         ------         ------

  Portfolio transaction fee                                     0              0               0              0              0
                                                           ------         ------          ------         ------         ------

  Net asset value, end of period                           $12.51         $12.53          $12.61         $12.55         $12.53
                                                           ======         ======          ======         ======         ======

  Total return                                               3.87%          2.90%           3.98%          3.89%          3.50%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)              $58,089       $108,511         $99,050        $86,311        $72,925
     Average net assets (000 omitted)                     $83,374        $97,808         $88,338        $76,339        $68,060
     Ratio of expenses to average net assets                 0.73%          0.73%           0.73%          0.74%          0.72%
     Ratio of net investment income to average
     net assets                                              3.58%          3.18%           3.34%          3.56%          3.96%
     Portfolio turnover rate                                94.20%        126.65%          77.01%         75.36%         60.76%

                                                                                BERNSTEIN SHORT DURATION
                                                                              NEW YORK MUNICIPAL PORTFOLIO

                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          9/30/00         9/30/99         9/30/98        9/30/97        9/30/96
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                      $12.35          $12.47          $12.47         $12.52         $12.60
                                                            ------          ------          ------         ------         ------
     Income from investment operations:
       Investment income, net                                 0.48            0.44            0.46           0.50           0.51
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies           (0.04)          (0.12)           0.01          (0.01)         (0.07)
                                                            ------          ------          ------         ------         ------

  Total from investment operations                            0.44            0.32            0.47           0.49           0.44
                                                            ------          ------          ------         ------         ------
     Less distributions:
       Dividends from taxable net investment income          (0.01)          (0.02)          (0.01)         (0.08)         (0.02)
       Dividends from tax-exempt net
       investment income                                     (0.47)          (0.42)          (0.45)         (0.42)         (0.49)
       Distributions from net realized gains                     0               0           (0.01)         (0.04)         (0.01)
       Distributions in excess of net investment
       income due to timing differences                          0               0               0              0              0
       Distributions in excess of net realized
       gains due to timing differences                           0               0               0              0              0
                                                            ------          ------          ------         ------         ------

  Total distributions                                        (0.48)          (0.44)          (0.47)         (0.54)         (0.52)
                                                            ------          ------          ------         ------         ------

  Portfolio transaction fee                                      0               0               0              0              0
                                                            ------          ------          ------         ------         ------

  Net asset value, end of period                            $12.31          $12.35          $12.47         $12.47         $12.52
                                                            ======          ======          ======         ======         ======

  Total return                                                3.64%           2.64%           3.86%          3.99%          3.53%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)               $93,774        $101,901         $78,652        $76,142        $58,750
     Average net assets (000 omitted)                     $106,683         $92,014         $77,989        $69,567        $54,087
     Ratio of expenses to average net assets                  0.72%           0.74%           0.74%          0.76%          0.74%
     Ratio of net investment income to average
     net assets                                               3.91%           3.57%           3.66%          3.97%          4.02%
     Portfolio turnover rate                                 65.09%          77.64%          52.93%         98.01%         55.81%

                        Sanford C. Bernstein Fund, Inc.


      The Statement of Additional Information (SAI) includes further information about the Fund and its investment policies. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus. Further information about the Fund's investments is available in the Fund's annual and semi annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call (212) 756-4097 collect or write to us at: 767 Fifth Avenue, New York, NY 10153-0185.


You can also obtain copies from the SEC's internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to publicinfo@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555 [THIS MUST BE IN 8-POINT MODERN TYPE.]

                         SANFORD C. BERNSTEIN FUND, INC.

                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.
-------------
                                                    Location in Fixed-Income
                                                    ------------------------
                                                    Institutional Services
                                                    ----------------------
Part A-2                                                  Prospectus
--------                                                  ----------

Item 1.      Front and Back Cover Pages                   Front and Back
                                                          Cover Pages

Item 2.      Risk/Return Summary: Investment              Investment
             Risks and Performance                        Objectives,
                                                          Strategies, Risks,
                                                          Performance and Fees

Item 3.      Risk/Return Summary: Fee Table               Investment
                                                          Objectives,
                                                          Strategies, Risks,
                                                          Performance and Fees

Item 4.      Investment Objectives, Principal             Additional
             Investment Strategies and Related            Investment
             Risks                                        Information, Special
                                                          Investment
                                                          Techniques and
                                                          Related Risks

Item 5.      Management's Discussion of                   Not Applicable
             Fund Performance

Item 6.      Management, Organization and                 Fund Management
             Capital Structure

Item 7.      Shareholder Information                      Shareholder
                                                          Information

Item 8.      Distribution Agreements                      Not Applicable

Item 9.      Financial Highlights                         Financial Highlights

                                February 1, 2001


                                   PROSPECTUS

                         SANFORD C. BERNSTEIN FUND, INC.

                        Bernstein Fixed-Income Portfolios

                             o     BERNSTEIN SHORT DURATION PLUS PORTFOLIO

                             o     BERNSTEIN INTERMEDIATE DURATION PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

Bernstein Fixed-Income Portfolios

Introduction ............................................................. _____

Bernstein Short Duration Plus Portfolio .................................. _____

Bernstein Intermediate Duration Portfolio ................................ _____

Making Investment Decisions for the Portfolios ........................... _____

Additional Investment Information, Special Investment Techniques
      and Related Risks .................................................. _____

Fund Management .......................................................... _____

Pricing Portfolio Shares ................................................. _____

Participating in Your Plan ............................................... _____

Dividends, Distributions and Taxes ....................................... _____

Financial Highlights ..................................................... _____

                                  INTRODUCTION

      This prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only two
(2) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the Bernstein Short Duration Plus Portfolio and the Bernstein Intermediate Duration Portfolio. A prospectus containing information on the 12 Fund Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number on the back cover of this prospectus.


      Alliance Capital Management L.P. is the investment manager of the Fund. This prospectus refers to Alliance Capital Management L.P. as "the Manager", "Alliance" or "we" and shareholders of the Portfolio as "you."

      Before investing in any Portfolio, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective. In addition, the investments made by the Portfolios may underperform the market generally or other mutual funds with a similar investment objective.


      These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information (SAI) which is available without charge (see back cover).

                   THE BERNSTEIN SHORT DURATION PLUS PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and a moderate rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may use special investment techniques, including futures. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

      The Portfolio may use special investment techniques, including futures.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

      Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

      Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency.

      Futures risk: Futures contracts can be highly volatile and could reduce a Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

            Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

            Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

            Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

INVESTMENT PERFORMANCE

      The bar chart below shows the Portfolio's performance for the past 10 calendar years. The table below the chart shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
                     Bernstein Short Duration Plus Portfolio


 1991    1992    1993    1994     1995    1996    1997    1998    1999    2000
 ----    ----    ----    ----     ----    ----    ----    ----    ----    ----
12.39%   6.30%   5.42%   0.55%   10.10%   4.79%   5.54%   5.93%   3.78%


Best and Worst Quarters

                     Quarter      Total
                      Ended      Return
Best Quarter         12/31/91     3.75%
Worst Quarter         3/31/94    -0.31%


Average Annual Total Returns for Years Ended December 31, 2000

                                     One Year     Five Years      Ten Years
Bernstein Short Duration Plus
Merrill Lynch 1-3 Year Treasury
Index


Fees and Expenses

      The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

================================================================================
                                                             Bernstein
                                                           Short Duration
                                                               Plus
                                                             Portfolio
================================================================================

Shareholder Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases                       None

Sales Charge (Load) Imposed on Reinvested Dividends            None

Deferred Sales Charge (Load)                                   None

Redemption Fees                                                None

Exchange Fees                                                  None

Maximum Account Fee                                            $100(1)

================================================================================

Annual Portfolio Operating Expenses
(expenses that are deducted from portfolio assets)

Management Fees                                               0.50%

Distribution (12b-1) Fees                                      None


Other Expenses                                                0.16%
     Shareholder Servicing and Administrative Fees     0.10%
     All Other Expenses                                0.06%

Total Annual Portfolio Operating Expenses                     0.66%


================================================================================
      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

================================================================================
                                                             Bernstein
                                                           Short Duration
                                                               Plus
                                                             Portfolio
================================================================================

1 Yr.                                                        $   67
3 Yrs. (cum.)                                                $  211
5 Yrs. (cum.)                                                $  368
10 Yrs. (cum.)                                               $  822
================================================================================

                  THE BERNSTEIN INTERMEDIATE DURATION PORTFOLIO

INVESTMENT OBJECTIVE

      To provide safety of principal and a moderate to high rate of current income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES

      The Bernstein Intermediate Duration Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.

      Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

      The Portfolio may use special investment techniques, including futures.

      The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

      In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

      Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

      The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Interest-rate risk: Should there be a rise in the overall level of interest rates, it is likely that the value of the Portfolio securities will decline. Accordingly, it is likely that the Portfolio share price will fall.

      Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Bernstein Short Duration Plus Portfolio.

      Credit risk: In the event that the credit rating of a Portfolio security is downgraded or the issuer defaults by failing to make scheduled interest or principal payments, there is a risk that the Portfolio's income level and/or share price will fall. Securities that are not investment-grade (including those that have been downgraded to below investment-grade) are considered speculative as to the payment of interest and principal and could experience more volatility in price. The Portfolio may retain a security whose credit quality is downgraded or for which the issuer defaults.

      Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total return basis. In addition, these securities may have limited liquidity in the secondary market.

      Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency.

      Futures risk: Futures contracts can be highly volatile and could reduce a Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

            Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

            Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

            Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

INVESTMENT PERFORMANCE

      The bar chart to the right shows the Portfolio's performance for the past 10 calendar years. The table below the chart shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Returns
                    Bernstein Intermediate Duration Portfolio


 1991    1992     1993     1994     1995    1996    1997    1998    1999    2000
 ----    ----     ----     ----     ----    ----    ----    ----    ----    ----
17.11%   7.67%   10.34%   -3.15%   17.83%   3.58%   7.66%   6.87%   0.64%


Best and Worst Quarters

                  Quarter     Total
                   Ended     Return
Best Quarter      12/31/91    5.94%
Worst Quarter     3/31/94    -2.30%


Average Annual Total Returns For Years Ended December 31, 2000

                                      One Year   Five Years     Ten Years
Bernstein Immediate Duration
Lehman Brothers Aggregate
Bond Index


Fees and Expenses

            The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

================================================================================
                                                           Bernstein
                                                      Intermediate Duration
                                                           Portfolio
================================================================================

Shareholder Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases                     None

Sales Charge (Load) Imposed on Reinvested Dividends          None

Deferred Sales Charge (Load)                                 None

Redemption Fees                                              None

Exchange Fees                                                None

Maximum Account Fee                                          $100(1)

================================================================================

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees                                              0.47%

Distribution (12b-1) Fees                                    None



Other Expenses                                               0.13%


     Shareholder Servicing and Administrative Fees   0.10%
     All Other Expenses                              0.03%

Total Annual Portfolio Operating Expenses                    0.60%

================================================================================
      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


================================================================================
                                                           Bernstein
                                                      Intermediate Duration
                                                           Portfolio
================================================================================
1 Yr.                                                     $    61
3 Yrs. (cum.)                                             $   192
5 Yrs. (cum.)                                             $   335
10 Yrs. (cum.)                                            $   750
================================================================================

                 MAKING INVESTMENT DECISIONS FOR THE PORTFOLIOS


      To solve the complex problems of bond valuation, we devote considerable resources to research. Our business is investment research and management. We have developed proprietary and innovative means of improving investment decision-making.

      To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.


      To identify attractive bonds for the Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time -- those offering the highest expected return in optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within the limits for each Portfolio.

      Portfolio turnover: These Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Over the past few years, the Bernstein Intermediate Duration Portfolio has had a portfolio turnover ratio in excess of 200%. A high turnover ratio may increase transaction costs and may affect taxes paid by shareholders to the extent short-term or long-term gains are distributed.

Additional Investment Information, Special Investment Techniques and Related
Risks


      This section of the prospectus contains detailed information about the instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this prospectus.


      Each Portfolio's holdings are detailed in the Fund's financial statements, which are sent to Fund shareholders twice a year.

      Additional investments, strategies and practices permitted; details in Fund's SAI: The Portfolios may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's Statement of Additional Information (SAI), which is available upon request at no cost (see the back cover of this prospectus).

      Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.


      Changing the investment objectives by the Portfolios: The investment objectives of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of these Portfolios is implemented.

Additional Investments

Obligations of Supranational Agencies

      The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages _____).

Interest Only/Principal Only Securities

      The Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

      The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. Most IOs and POs are considered to be illiquid securities (see discussion below).

Asset-Backed Securities

      The Portfolios may invest in asset-backed securities, which are bonds secured by pools of assets such as loans, leases, accounts receivable or other debt obligations of consumers or commercial entities. Examples of collateral include consumer loans to purchase automobiles, credit-card balances due and loans to purchase manufactured housing. The cash flow that is generated by payments on these debts is used to pay interest and principal to the asset-backed noteholders. It is possible that the collateral may not be available to support payments on the securities.

Illiquid Securities


      Securities that are not readily marketable may be illiquid securities. Each of the Portfolios may invest as much as 15% of its net assets in illiquid securities.

      Examples of illiquid securities include guaranteed investment contracts ("GICs"), bank investment contracts ("BICs") and certain private placement securities. A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal. A BIC is a contract issued by a bank that guarantees payment of interest and repayment of principal. Private placement securities are securities that are exempt from registration with the Securities and Exchange Commission and may be sold only in privately negotiated transactions.


Special Investment Techniques

      In seeking to achieve its investment objectives, each of the Portfolios may invest in higher-risk securities or use special investment techniques. These techniques may be used:

      o to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of securities);
      o to manage the effective maturity or duration of fixed-income securities;
      o     to exploit mispricings in the securities markets; and
      o     as an alternative to activities in the underlying cash markets.

Below is a description of some of these special investment techniques. For additional information on special investment techniques, see the Fund's SAI (see the back cover of this prospectus).

Foreign Currency Transactions

      The Portfolios may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

      Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that Bernstein will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Futures Contracts and Options

      The Portfolios may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.


      In addition, the Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.


      The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

      No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


      Futures contracts and options can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use these investments for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures and options extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.


Swaps and Hybrid Investments

      As part of its investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.

      Hybrids can have volatile prices and limited liquidity and their use by the Portfolios may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. Neither Portfolio will invest more than 20% of its total assets in these investments.

      Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolios. Swap agreements also bear the risk that the Portfolios will not be able to meet their obligations to the counterparty.

      The Portfolios may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap. The Portfolios expect to enter into these transactions for a variety of reasons. A Portfolio may attempt to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter these transactions as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date.

      Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolios to alter their exposure to interest-rate market risk without changing the composition of the Portfolios. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolios will enter interest-rate swaps only on a net basis (i.e., the two payment streams are netted out) with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments.

Lending Portfolio Securities

      Each Portfolio may lend up to 30% of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions.

      By lending its portfolio securities, a Portfolio attempts to increase its income through the receipt of fees charged in connection with the loan and, when cash collateral is given to secure the loan, income from investment of the cash collateral in time deposits and repurchase agreements. Loans of portfolio securities are marked to the market daily and secured by collateral consisting of certificates of deposit and other cash instruments or U.S. government and agency securities worth no less than the securities loaned.

      The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. A Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.


When-Issued and Delayed-Delivery Transactions

      The Portfolios may purchase securities on a "when-issued" or "delayed-delivery" basis, where a security purchased by a Portfolio is delivered at a later date, usually within three months.

      The market value of the security at delivery may be more or less than the purchase price. A Portfolio must segregate liquid assets in accounts in an amount at least equal to its purchase commitments; a Portfolio must also segregate securities sold on a delayed-delivery basis.

Future Developments


      The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

                                 FUND MANAGEMENT


      The investment manager of the Fund is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment advisor that manages as of December 31, 2000, approximately $___ billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, insurance companies worldwide, and the Fund. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

      All investment decisions for the Portfolios of the Fund are made by Investment Policy Groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.


Investment Management Fees


      For the period ended September 30, 2000, the aggregate fees paid to Sanford C. Bernstein & Co., Inc. (the investment manager of the Fund at that time) as a percentage of assets for services rendered to each Portfolio with respect to investment management were 0.50% for the Bernstein Short Duration Plus Portfolio and 0.47% for the Bernstein Intermediate Duration Portfolio. Sanford C. Bernstein & Co., Inc. was acquired by Alliance on October 2, 2000.

Shareholder Servicing and Administrative Services

      Alliance provides the Fund with shareholder servicing and administrative services. For these services, Alliance charges each Portfolio an annual fee of 0.10% of that Portfolio's average daily net assets.

Distribution Services

      Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.


Pricing Portfolio Shares

      The share price for the Portfolios is based on the Portfolios' net asset value ("NAV"). To calculate the NAV, a Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.


      Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate.


      If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate the Portfolios' net asset value may differ from quoted or published prices for the underlying securities.


      All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.


      Each Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time) on each business day with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

      To the extent that the assets of either of the Portfolios are traded in other markets (such as a foreign market) on days when the New York Stock Exchange is closed, the net asset value of the respective Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.

      Your purchase price for shares of the Portfolios will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of the Portfolios, you will receive the NAV next determined after receipt of the order to sell in proper form.

Participating in your Plan

      The Portfolios are available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Portfolios as an investment option.

      You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.


      Contributions, exchanges or distributions of Portfolio shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.


      Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

      Before making an exchange, you should consider the following:

      o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this prospectus for a copy.


      o Exchanges are accepted by Bernstein LLC only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


      If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Portfolios intend to declare dividends daily and to pay them monthly. Capital-gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.

      If you utilize any Portfolio as an investment option in an employer-sponsored retirement or savings plan, dividend and capital-gains distributions from any Portfolio will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

      Your dividends and capital-gains distributions, if any, will be automatically reinvested in shares of the Portfolios. The number of shares you receive is based upon the net asset value of the Portfolios on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital-gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital-gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.

      Dividends and interest received by the Portfolios may be subject to foreign tax and withholding. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim foreign tax credits or deductions on their own federal income-tax returns with respect to such taxes paid by a Portfolio.


FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the financial performance of these Portfolios of the Fund for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                                     BERNSTEIN INTERMEDIATE DURATION PORTFOLIO

                                                       YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                         9/30/00        9/30/99       9/30/98       9/30/97       9/30/96
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                     $12.67         $13.49        $13.38        $13.08        $13.30
                                                           ------         ------        ------        ------        ------
     Income from investment operations:
       Investment income, net                                0.81           0.77          0.73          0.75          0.80
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies          (0.16)         (0.63)         0.37          0.35         (0.14)
                                                           ------         ------        ------        ------        ------

  Total from investment operations                           0.65           0.14          1.10          1.10          0.66
                                                           ------         ------        ------        ------        ------
     Less distributions:
       Dividends from taxable net investment income         (0.81)         (0.76)        (0.80)        (0.80)        (0.80)
       Dividends from tax-exempt net
       investment income                                        0              0             0             0             0
       Distributions from net realized gains                    0          (0.10)        (0.17)            0         (0.08)
       Distributions in excess of net investment
       income due to timing differences                         0          (0.03)        (0.02)            0             0
       Distributions in excess of net realized
       gains due to timing differences                          0          (0.07)            0             0             0
                                                           ------         ------        ------        ------        ------

  Total distributions                                       (0.81)         (0.96)        (0.99)        (0.80)        (0.88)
                                                           ------         ------        ------        ------        ------

  Portfolio transaction fee                                     0              0             0             0             0
                                                           ------         ------        ------        ------        ------

  Net asset value, end of period                           $12.51         $12.67        $13.49        $13.38        $13.08
                                                           ======         ======        ======        ======        ======

  Total return                                               5.37%          1.04%         8.59%         8.66%         5.05%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)           $2,041,914     $2,674,408    $2,541,549    $2,058,220    $1,451,776
     Average net assets (000 omitted)                  $2,298,018     $2,601,959    $2,303,250    $1,745,554    $1,310,208
     Ratio of expenses to average net assets                 0.60%          0.60%         0.60%         0.62%         0.63%
     Ratio of net investment income to average
     net assets                                              6.48%          5.89%         5.41%         5.61%         5.99%
     Portfolio turnover rate                               378.19%        229.75%       233.08%       238.04%       141.04%

                                                                       BERNSTEIN SHORT DURATION PLUS PORTFOLIO

                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           9/30/00        9/30/99        9/30/98        9/30/97       9/30/96
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                       $12.33         $12.53         $12.53         $12.48        $12.49
                                                             ------         ------         ------         ------        ------
     Income from investment operations:
       Investment income, net                                  0.72           0.67           0.65           0.67          0.69
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies            (0.08)         (0.20)          0.09           0.08         (0.01)
                                                             ------         ------         ------         ------        ------

  Total from investment operations                             0.64           0.47           0.74           0.75          0.68
                                                             ------         ------         ------         ------        ------
     Less distributions:
       Dividends from taxable net investment income           (0.72)         (0.67)         (0.72)         (0.70)        (0.69)
       Dividends from tax-exempt net
       investment income                                          0              0              0              0             0
       Distributions from net realized gains                      0              0              0              0             0
       Distributions in excess of net investment
       income due to timing differences                           0              0          (0.02)             0             0
       Distributions in excess of net realized
       gains due to timing differences                            0              0              0              0             0
                                                             ------         ------         ------         ------        ------

  Total distributions                                         (0.72)         (0.67)         (0.74)         (0.70)        (0.69)
                                                             ------         ------         ------         ------        ------

  Portfolio transaction fee                                       0              0              0              0             0
                                                             ------         ------         ------         ------        ------

  Net asset value, end of period                             $12.25         $12.33         $12.53         $12.53        $12.48
                                                             ======         ======         ======         ======        ======

  Total return                                                 5.37%          3.82%          6.10%          6.21%         5.54%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)               $407,516       $557,016       $595,087       $612,744      $538,248
     Average net assets (000 omitted)                      $490,232       $569,298       $591,866       $583,003      $532,094
     Ratio of expenses to average net assets                   0.66%          0.65%          0.64%          0.65%         0.65%
     Ratio of net investment income to average
     net assets                                                5.88%          5.36%          5.24%          5.38%         5.47%
     Portfolio turnover rate                                 194.48%         95.60%         71.40%        118.58%       169.96%

                         Sanford C. Bernstein Fund, Inc.

                     Bernstein Short Duration Plus Portfolio
                    Bernstein Intermediate Duration Portfolio

      Important: This prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only two
(2) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the Bernstein Short Duration Plus Portfolio and the Bernstein Intermediate Duration Portfolio. A prospectus containing information on the 12 Fund Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.


      The Statement of Additional Information (SAI) includes further information about the Fund and its investment policies. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus. Further information about the Fund's investments is available in the Fund's annual and semi annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call (212) 756-4097 collect or write to us at: 767 Fifth Avenue, New York, NY 10153-0185.


You can also obtain copies from the SEC's Internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, DC, by sending an e-mail to publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number:  811 - 5555

                         SANFORD C. BERNSTEIN FUND, INC.

                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.
------------
                                                    Location in International
                                                    -------------------------
                                                    Institutional Services
                                                    ----------------------
Part A-3                                                 Prospectus
--------                                                 ----------

Item 1.      Front and Back Cover Pages                  Front and Back
                                                         Cover Pages

Item 2.      Risk/Return Summary: Investment             Investment
             Risks and Performance                       Objectives,
                                                         Strategies, Risks,
                                                         Performance and Fees

Item 3.      Risk/Return Summary: Fee Table              Investment
                                                         Objectives,
                                                         Strategies, Risks,
                                                         Performance and Fees

Item 4.      Investment Objectives, Principal            Additional
             Investment Strategies and Related           Investment
             Risks                                       Information, Special
                                                         Investment
                                                         Techniques and
                                                         Related Risks

Item 5.      Management's Discussion of                  Not Applicable
             Fund Performance

Item 6.      Management, Organization and                Fund Management
             Capital Structure

Item 7.      Shareholder Information                     Shareholder
                                                         Information

Item 8.      Distribution Agreements                     Not Applicable

Item 9.      Financial Highlights Information            Financial Highlights

                                February 1, 2001


                                   PROSPECTUS

                         SANFORD C. BERNSTEIN FUND, INC.

                   BERNSTEIN INTERNATIONAL VALUE PORTFOLIO II

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

Introduction ............................................................. _____

Bernstein International Value Portfolio II ............................... _____

Making Investment Decisions for the Portfolio ............................ _____

Additional Investment Information, Special Investment Techniques
      and Related Risks .................................................. _____

Fund Management .......................................................... _____

Pricing Portfolio Shares ................................................. _____

Participating in Your Plan ............................................... _____

Dividends, Distributions and Taxes ....................................... _____

Financial Highlights ..................................................... _____

                                  INTRODUCTION

      This prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only one
(1) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the Bernstein International Value Portfolio II. A prospectus containing information on the 12 Fund Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling (collect) the telephone number on the back cover of this prospectus.


      Alliance Capital Management L.P. is the investment manager of the Fund. This prospectus refers to Alliance Capital Management L.P. as "the Manager", "Alliance" or "we" and shareholders of the Portfolio as "you."

      Before investing in the Portfolio, you should consider the risks. The share prices of the Portfolio will fluctuate and you may lose money. This risk is heightened in the case of international equities, which can experience high volatility in share prices. There is no guarantee that the Portfolio will achieve its investment objective. In addition, the investments made by the Portfolio may underperform the market generally or other mutual funds with a similar investment objective.


      These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information (SAI) which is available without charge (see back cover).

BERNSTEIN INTERNATIONAL VALUE PORTFOLIO II

INVESTMENT OBJECTIVE

      The Bernstein International Value Portfolio II seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the EAFE index plus Canada. The Portfolio is managed without regard to tax considerations.

PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio will invest primarily in equity securities of issuers in countries that comprise the EAFE index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the EAFE index. We use a value-oriented approach to stock selection.


      The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

      In order to hedge a portion of the currency risk, the Portfolio will generally invest in foreign currency future contracts and foreign currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities.

      In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

      The Portfolio may also make investments in less developed or emerging equity markets.

      The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

PRINCIPAL INVESTMENT RISKS

      General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

      Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

      Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

      Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

      It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment.

      Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

      Futures risk: Futures contracts can be highly volatile and could reduce the Portfolio's total returns. The Portfolio's potential losses from the use of futures could extend beyond its initial investment.

      Other foreign investment risks include:

      o     the availability of less public information on issuers of securities
      o     less governmental supervision of brokers and issuers of securities
      o lack of uniform accounting, auditing and financial reporting standards

      o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolio against loss or theft of assets
      o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation
      o     the imposition of foreign taxes
      o     high inflation and rapid fluctuations in inflation rates
      o less developed legal structures governing private or foreign investment

      Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

      o     the costs of currency exchange
      o     higher brokerage commissions in certain foreign markets
      o     the expense of maintaining securities with foreign custodians

      Additional risks of investing in emerging-market countries: Investing in emerging-market countries entails greater economic, political and social instability. In addition, there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

INVESTMENT PERFORMANCE


      The bar chart below shows the performance of the Bernstein International Value Portfolio II for each full calendar year since inception. The table below the chart shows how the Portfolio's average annual returns differ from that of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Bar Chart

                           Calendar Year Total Return
                   Bernstein International Value Portfolio II

                                      2000
                                      ----

Best and Worst Quarters

                  Quarter  Total
                   Ended  Return
Best Quarter
Worst
Quarter

Average Annual Total Returns For Years Ended December 31, 2000

                                    One Year     Since May
                                                 3, 1999*
Bernstein International
Value Portfolio II

MSCI EAFE
Foreign-Stock
Market Index**

* First full month after Portfolio inception (April 30, 1999)
** Morgan Stanley Capital International (MSCI) EAFE index of major foreign markets in Europe, Australia and the Far East, with currencies half-hedged and countries weighted according to gross domestic product.


Fees and Expenses

      The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

================================================================================
                                                             Bernstein
                                                         International Value
                                                            Portfolio II
================================================================================

Shareholder Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases                       None

Sales Charge (Load) Imposed on Reinvested Dividends            None

Deferred Sales Charge (Load)                                   None

Redemption Fees                                                None

Exchange Fees                                                  None

Maximum Account Fee                                            $100(1)

================================================================================

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)


Management Fees                                               0.95%


Distribution (12b-1) Fees                                      None


Other Expenses                                                0.30%
     Shareholder Servicing and Administrative Fees     0.25%
     All Other Expenses                                0.05%

Total Annual Portfolio Operating Expenses                     1.25%


================================================================================
      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

            This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


================================================================================
                                                             Bernstein
                                                         International Value
                                                            Portfolio II
================================================================================
1 Yr.                                                         $127
3 Yrs. (cum.)                                                 $397
5 Yrs. (cum.)                                                  N/A
10 Yrs. (cum.)                                                 N/A
================================================================================

                  MAKING INVESTMENT DECISIONS FOR THE PORTFOLIO




      To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management. We have developed proprietary and innovative means of improving investment decision-making.

      To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

      The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. We invest in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields. Investment decision-making for the Bernstein International Value Portfolio II is systematic and centralized, pursued by an investment policy group working in concert, and guided by the findings of our global equity research staff.


      Portfolio turnover: This Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover ratio may increase transaction costs and may affect taxes paid by shareholders to the extent short-term or long-term gains are distributed.


      Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio of assets in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.


              ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT
                          TECHNIQUES AND RELATED RISKS

      This section of the prospectus contains detailed information about the instruments in which the Bernstein International Value Portfolio II may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this prospectus.


      Portfolio holdings are detailed in the Fund's financial statements, which are sent to Fund shareholders twice a year.

      Additional investments, strategies and practices permitted; details in Fund's SAI: The Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's Statement of Additional Information (SAI), which is available upon request at no cost (see the back cover of this prospectus).

      Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.


      Changing the investment objectives by the Portfolio: All investment objectives of the International Value Portfolio II are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of this Portfolio is implemented.


      Illiquid securities: Securities that are not readily marketable may be illiquid securities. The International Value Portfolio II may invest as much as 15% of its net assets in illiquid securities.

      Private placement securities are usually illiquid securities. These securities are exempt from registration with the Securities and Exchange Commission and may be sold only in privately negotiated transactions.

Special Investment Techniques and Related Risks

      In seeking to achieve its investment objectives, the Portfolio may invest in higher-risk securities or use special investment techniques. These techniques may be used:

      o to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of securities);
      o to manage the effective maturity or duration of fixed-income securities;
      o     to exploit mispricings in the securities markets; and
      o     as an alternative to activities in the underlying cash markets.

Below is a description of some of these special investment techniques. For additional information on special investment techniques, see the Fund's SAI (see the back cover of this prospectus).

Foreign Currency Transactions

      The Bernstein International Value Portfolio II may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

      Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolio's total return could be adversely affected.

      Under certain circumstances, the Bernstein International Value Portfolio II may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of this Portfolio and the flexibility of this Portfolio to purchase additional securities.


Futures Contracts and Options

      The Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

      In addition, the Portfolio may purchase and sell put and call options on securities, securities indexes, foreign currencies, futures contracts or other derivatives or financial instruments. The Portfolio will write only covered options.

      The Portfolio may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

      The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


      Futures contracts and options can be highly volatile and could reduce the Portfolio's total returns. Attempts by the Manager to use these investments for hedging or other purposes may not be successful. The Portfolio's potential losses from the use of futures and options extends beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if the Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.


Swaps and Hybrid Investments

      As part of its investment program and to maintain greater flexibility, the Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.

      Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. The Bernstein International Value Portfolio II will not invest more than 20% of its total assets in these investments.

      Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

      The Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. The Portfolio will not use swaps to leverage the Portfolio. The Portfolio will maintain, in a segregated account with the Fund's custodian, an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap. The Portfolio expects to enter into these transactions for a variety of reasons. The Portfolio may attempt to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter these transactions as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date.

      Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolio to alter its exposure to interest-rate market risk without changing the composition of the Portfolio. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolio will enter interest-rate swaps only on a net basis (i.e., the two payment streams are netted out) with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Lending Portfolio Securities

      The Portfolio may lend portfolio securities. The Bernstein International Value Portfolio II may lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions.

      By lending its portfolio securities, the Portfolio attempts to increase its income through the receipt of fees charged in connection with the loan and, when cash collateral is given to secure the loan, income from investment of the cash collateral in time deposits and repurchase agreements. Loans of portfolio securities are marked to the market daily and secured by collateral consisting of certificates of deposit and other cash instruments or U.S. government and agency securities worth no less than the securities loaned.

      We believe that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.

When-Issued and Delayed-Delivery Transactions

      The Portfolio may purchase securities on a "when-issued" or "delayed-delivery" basis, where a security purchased by the Portfolio is delivered at a later date, usually within three months.

      The market value of the security at delivery may be more or less than the purchase price. The Portfolio must segregate liquid assets in accounts in an amount at least equal to its purchase commitments; the Portfolio must also segregate securities sold on a delayed-delivery basis.

Future Developments

      The Portfolio expects to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as we develop new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for the Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.



FUND MANAGEMENT


      The investment manager of the Fund is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment advisor that manages as of December 31, 2000, approximately $___ billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, insurance companies worldwide, and the Fund. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.





      All investment decisions for the Portfolio are made by Investment Policy Groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.


Investment Management Fees


      For the period ended September 30, 2000, the aggregate fees paid to Sanford C. Bernstein & Co., Inc. (the manager of the Fund at the time) as a percentage of assets for services rendered to the Portfolio with respect to investment management were 0.95%. On October 2, 2000, Sanford C. Bernstein & Co., Inc. was acquired by Alliance.

      Prior to October 2, 2000, the investment management fee for the Portfolio was at an annual rate of 1.00% of the Portfolio's average daily net assets up to but not exceeding $1 billion and an annual rate of 0.90 of 1% of average daily net assets that exceed $1 billion. Effective October 2, 2000, the investment management fee for the Portfolio was at an annual rate of 1.00% of the Portfolio's average daily net assets that is up to, but not exceeding $1 billion; 0.90 of 1.00% of the average daily net assets in excess of $1 billion up to, but not exceeding $4 billion; 0.875 of 1.00% of the average daily net assets that is in excess of $4 billion up to, but not exceeding $6 billion; and
0.85 of 1.00% of the average daily net assets that exceeds $6 billion.

Shareholder Servicing and Administrative Services

      Alliance provides the Fund with shareholder servicing and administrative services. For these services, Alliance charges the Portfolio an annual fee of 0.25% of the Portfolio's average daily net assets.

Distribution Services

      Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.


PRICING PORTFOLIO SHARES

      The share price for the Portfolio is based on the Portfolio's net asset value ("NAV"). To calculate the NAV, the Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.


      Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolio's assets at such times and to such extent as the Manager deems appropriate.


      If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate the Portfolio's net asset value may differ from quoted or published prices for the underlying securities.


      All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.


      The Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time) on each business day with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

      To the extent that the assets of the Portfolio are traded in other markets (such as a foreign market) on days when the New York Stock Exchange is closed, the net asset value of the Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.

      Your purchase price for shares of the Portfolio will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of the Portfolio, you will receive the NAV next determined after receipt of the order to sell in proper form.

PARTICIPATING IN YOUR PLAN

      The Portfolio is available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

      You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.


      Contributions, exchanges or distributions of the Portfolio's shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.


      Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

      Before making an exchange, you should consider the following:

      o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the cover of this prospectus for a copy.


      o Exchanges are accepted by Bernstein LLC only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


      If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains from the sale of its securities, if any, to its shareholders.

      The Portfolio intends to declare and pay dividends at least annually, generally in December. Capital-gains distributions are made at least annually, generally in December. The Portfolio's distribution and dividends are paid in additional shares of the Portfolio based on the Portfolio's net asset value at the close of business on the record date. You will be taxed on dividends and distributions generally in the year you receive them except that dividends declared in October, November and December and paid prior to February 1 of the following year are taxable to you in the year they are declared.

      If you purchase shares shortly before the record date of a dividend or a capital-gains distribution of the Portfolio, the share price will include the amount of the distribution. On the record date of the distribution, the net asset value of the Portfolio's shares will drop by the amount of the distribution.

      If you utilize the Portfolio as an investment option in an employer-sponsored retirement or savings plan, dividend and capital-gains distributions from the Portfolio will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

      Dividends and interest received by the Portfolio may be subject to foreign tax and withholding. Some emerging-market countries may impose taxes on capital gains earned by the Portfolio in that country. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be entitled to claim foreign tax credits or deductions on your federal income-tax returns with respect to such taxes paid by the Portfolio.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the financial performance of the Portfolio since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                         BERNSTEIN INTERNATIONAL
                                                           VALUE PORTFOLIO II

                                                      YEAR ENDED        YEAR ENDED
                                                        9/30/00         9/30/99 (a)
------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $20.11            $19.43
                                                          ------            ------
     Income from investment operations:
       Investment income, net                               0.23              0.19
       Net realized and unrealized gain (loss) on
       investments, futures and foreign currencies          0.31              0.49
                                                          ------            ------

  Total from investment operations                          0.54              0.68
                                                          ------            ------
     Less distributions:
       Dividends from taxable net investment income        (0.19)                0
       Dividends from tax-exempt net
       investment income                                       0                 0
       Distributions from net realized gains               (0.02)                0
       Distributions in excess of net investment
       income due to timing differences                        0                 0
       Distributions in excess of net realized
       gains due to timing differences                         0                 0
                                                          ------            ------

  Total distributions                                      (0.21)                0
                                                          ------            ------

  Portfolio transaction fee                                    0                 0
                                                          ------            ------

  Net asset value, end of period                          $20.44            $20.11
                                                          ======            ======

  Total return                                              2.72%             3.50%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)          $1,907,921        $2,459,123
     Average net assets (000 omitted)                 $2,238,111        $2,397,807
     Ratio of expenses to average net assets                1.25%             1.26%*
     Ratio of net investment income to average
     net assets                                             1.09%             2.23%*
     Portfolio turnover rate                               24.24%             9.34%

*     Annualized
(a)   Commenced operations April 30, 1999

                         Sanford C. Bernstein Fund, Inc.

                   Bernstein International Value Portfolio II

      Important: This prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only one
(1) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the Bernstein International Value Portfolio II. A prospectus containing information on the 12 Fund Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.

      The Statement of Additional Information (SAI) includes further information about the Bernstein International Value Portfolio II and its investment policies. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus. Further information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call (212) 756-4097 collect or write to us at: 767 Fifth Avenue, New York, NY 10153-0185.

You can also obtain copies from the SEC's Internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, DC, by sending an e-mail to publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number:  811 - 5555.

                                                    Location in Statement of
                                                    ------------------------
                                                    of Additional Information
                                                    -------------------------

Part B
------

Item 10.     Cover Page and Table                   Cover Page and Table
             Of Contents                            Of Contents

Item 11.     Fund History                           Fund History

Item 12.     Description of the Fund                Investment Strategies and
             Its Investments and Risks              Related Risks

Item 13.     Management of the Fund                 Manager and Distributor

Item 14.     Control Persons and                    Directors and Officers
             Principal Holders of                   and Principal Holders of
             Securities                             Securities

Item 15.     Investment Advisory and                Manager and Distributor
             Other Services

Item 16.     Brokerage Allocation and               Portfolio Transactions
             Other Practices                        and Brokerage

Item 17.     Capital Stock and Other                Not Applicable
             Practices

Item 18.     Purchase, Redemption, and              Purchase and Redemption
             Pricing of Shares                      of Shares

Item 19.     Taxation of the Fund.                  Taxes

Item 20.     Underwriters                           Manager and Distributor

Item 21.     Calculation of Performance             Performance
             Data

Item 22.     Financial Statements                   Custodian, Transfer
                                                    Agent, Independent
                                                    Accountants and
                                                    Financial Statements

                         SANFORD C. BERNSTEIN FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 756-4097


                       Statement of Additional Information
                                February 1, 2001


         This Statement of Additional Information ("SAI") relates to the following 12 series of shares of the Sanford C. Bernstein Fund, Inc. (the "Fund"). Each series is referred to as a "Portfolio" in this SAI.


                        BERNSTEIN FIXED-INCOME PORTFOLIOS


Bernstein Government Short Duration                  Bernstein Intermediate Duration Portfolio

Bernstein Short Duration Plus

Bernstein Short Duration New York Municipal          Bernstein New York Municipal

Bernstein Short Duration California Municipal        Bernstein California Municipal

Bernstein Short Duration Diversified Municipal       Bernstein Diversified Municipal



                    BERNSTEIN INTERNATIONAL EQUITY PORTFOLIOS


Bernstein Tax-Managed International Value      Bernstein Emerging Markets Value

Bernstein International Value II


         This SAI is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated February 1, 2001, which may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number.

         Certain financial statements from the Fund's annual report dated September 30, 2000 are incorporated by reference into this SAI.

                               TABLE OF CONTENTS*



                                                      Cross Reference to       Cross Reference to       Cross Reference to
                                                      Page in Prospectus     Page in the Prospectus         Page in the
                                                      Relating to all 12      Relating only to the          Prospectus
                                           Page         Fund Portfolios        International Value     Relating only to the
                                           ----                                   Portfolio II        Intermediate Duration
                                                                                                        and Short Duration
                                                                                                         Plus Portfolios
Fund History                                B-3               --                       --                       --

Investment Strategies and Related           B-3              3-44                      2-8                     3-13
Risks

Investment Restrictions                    B-21              3-44                      2-8                     3-13

Investments                                B-30              3-44                      2-8                     3-13

Directors & Officers & Principal
Holders of Securities                      B-48               --                       --                       --

Manager and Distributor                    B-50               45                        9                       14

Net Asset Value                            B-53               46                       10                       15

Portfolio Transactions and Brokerage       B-54               --                       --                       --

Purchase and Redemption of Shares          B-57              47-51                     11                       16

Taxes                                      B-58              52-53                     12                       17

Custodian, Transfer Agent, Independent
Accountants and
Financial Statements                       B-63              54-61                     13                     18-19

Performance                                B-64              3-38                      --                      4, 7
Description of Shares                      B-71               --                       --                       --
Appendix                                   B-72               --                       --                       --

* To be updated

                                  FUND HISTORY


         The Fund was incorporated under the laws of the state of Maryland on May 4, 1988 as an open-end management investment company.

         Each Portfolio of the Fund is diversified except for the Bernstein New York Municipal Portfolio, Bernstein Short Duration New York Municipal Portfolio, Bernstein California Municipal Portfolio and the Bernstein Short Duration California Municipal Portfolio.


                    INVESTMENTS STRATEGIES AND RELATED RISKS

         For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see the section of the Fund's Prospectus entitled "Investment Objectives, Strategies, Risks, Performance and Fees". The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

FIXED-INCOME PORTFOLIOS

General Investment Policies --- All Fixed-Income Portfolios

         Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets or as an alternative to activities in the underlying cash markets.

         Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

         None of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch IBCA, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

         In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed hereafter, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

         The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

         Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Specific Investment Policies of Each Fixed-Income Portfolio

The Short Duration Taxable Portfolios

         The Bernstein Government Short Duration Portfolio. This Portfolio intends to invest, under normal market conditions, at least 65% of its total assets in U.S. government and agency securities. In addition, the Portfolio intends to invest, under normal market conditions, at least 90% of its total assets in U.S. government and agency securities and high-quality money-market securities--i.e., securities with remaining maturities of one year or less that have been rated AA or better by Standard & Poor's or Aa by Moody's, or that are not rated but that are determined by the Manager to be of comparable quality. Shareholders' investments in this Portfolio are not insured by the U.S. government. To the extent that this

Portfolio is invested in government securities, its income is generally not subject to state and local income taxation. Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes.

         The Bernstein Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's; commercial paper rated A-1 by Standard & Poor's, F-1 by Fitch or P-1 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

         The Bernstein Intermediate Duration Portfolio. The Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or of securities that are not rated but that are determined by the Manager to be of comparable quality.

The Municipal Portfolios

         As a fundamental policy, each of the six municipal Portfolios will invest, under normal market conditions, at least 80% of its net assets in Municipal Securities. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

         In addition to Municipal Securities, each municipal Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

The New York Municipal Portfolios

         The Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio. Each of the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio (the "New York Municipal Portfolios") invests in those securities which it believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. Each New York Municipal Portfolio will invest, under normal market conditions, at least 65% of its total assets in securities issued by New York State and its various political subdivisions along with agencies and instrumentalities of New York State and its various political subdivisions ("New York Municipal Securities"). The income from these securities is exempt from federal, New York State and local taxes or, in certain instances, may be includable in income subject to the alternative minimum tax.

         Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"). Nonetheless, the Fund intends to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This will require, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.


         Because the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio invest primarily in New York Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities. The following information concerning the State's economic background is contained in an Annual Information Statement of the State of New York dated May 31, 2000. The Annual Information Statement is furnished by the State of New York and includes official information regarding the State for investors, bondholders and other market participants.


         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


         In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         The Division of the Budget (DOB) believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from these projections.


         The 2000-01 State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the 2000-01 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

         An ongoing risk to the 2000-01 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances of other federal actions that could affect State finances.

         State law requires the Governor to propose a balanced budget each year. Preliminary analysis by DOB indicates that the State will have a 2001-02 budget gap of approximately

$2 billion, which is comparable to gaps projected following enactment of recent budgets. This estimate includes the projected costs of new collective bargaining agreements, no assumed operating efficiencies, as well as the planned application of approximately $1.2 billion in STAR tax reduction reserve.

         The State economic forecast contains some uncertainties. Inventory investment due to the Year 2000 Problem may be significantly stronger than expected towards the end of this year possibly followed by significant weakness early next year. Also, improvements in foreign economies may be weaker than expected and therefore, may have unanticipated effects on the domestic economy. The inflation rate may differ significantly from expectations due to the conflicting impact of a tight labor market and improved productivity growth as well as to the future direction of commodity prices such as petroleum products. Stronger-than-expected inflation could lead the Federal Reserve to increase interest rates more aggressively, which could lead to slower economic growth than currently anticipated.

         The fiscal stability of the State is related, in part to the fiscal stability of its public authorities. For purposes hereof, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $95 billion.


         The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

         In addition, State legislation authorizes several financing techniques for public authorities and there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted.


         The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as for seasonal financing needs. In City fiscal year 1997-98, 1998-99 and 1999-2000, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

         Although several sectors of the City's economy have expanded over the last several years, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the cost of recent tax reductions has increased to over $2.3 billion in City fiscal year 1999-2000 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $3.5 billion by City fiscal year 2003-04. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.


         Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.


         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing of jobs, may also adversely affect localities and necessitate State assistance.

         The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

The California Municipal Portfolios

         The Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio. Each of the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which it believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. Each California Municipal Portfolio will invest, under normal market conditions, at least 65% of its total assets in securities issued by the State of California and its various political subdivisions, along with agencies and instrumentalities of the State of California and its various political subdivisions ("California Municipal Securities"). The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

         Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to qualify each California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This will require, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal

Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.


         Because the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect the ability of issuers of California Municipal Securities to pay interest and principal on municipal securities. The following information concerning the State's economic background is contained in an official statement dated October 17, 2000 which was issued in connection with the sale of $850,000,000 of California General Obligation Bonds and $116,965,000 General Obligation Refunding Bonds.




         State Finances

         The Budget Process. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor.

         The General Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         The Special Fund for Economic Uncertainties ("SFEU"). The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.

         Inter-Fund Borrowings. Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund.

         Local Governments. The primary units of local government in California are the counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.


         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990's, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of the property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the Citizens' Option for Public Safety (COPS) program supporting local public safety departments, and various other measures.

         The 2000 Budget Act provides significant assistance to local governments, including a $200 million set aside for one-time discretionary funding to local governments, $121.3 million for the COPS program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution, $75 million for technology funding for law enforcement, $400 million for deferred maintenance of local streets and roads, and hundreds of millions of dollars in assistance in the areas of mental health, social services, environmental protection, and public safety. In addition, legislation was enacted in 1999 to provide approximately $35.8 million annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.




         State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most state subventions to local governments, appropriations for the tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.


         Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5,
1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period.

         Recent Fiscal Year Financial Results


         2000-01 Fiscal Year

         On January 10, 2000, Governor Davis released his proposed budget for Fiscal Year 2000-01. The 2000-01 Governor's Budget generally reflected an estimate that General Fund revenues for fiscal year 1999-2000 would be higher than projections made at the time of the 1999 Budget Act.

         Some of the major features of the 2000 Budget Act were the following:

         1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. The Budget also includes $350 million as repayment of prior years' loans to schools, as part for the settlement of the CTA v. Gould lawsuit.

         2. Funding for higher education increased substantially above the actual 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, Community Colleges funding increased by $497 million (9 percent).

         3. Increased funding of nearly $2.7 billion for health and human services.

         4. Significant moneys were devoted for capital outlay. A total of $2 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose.

         5. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

         6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, $121 million was appropriated for support of local law enforcement (COPS), and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

         The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

The Diversified Municipal Portfolios

         The Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio. No Diversified Municipal Portfolio will purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.

TAX-MANAGED INTERNATIONAL VALUE PORTFOLIO, THE INTERNATIONAL VALUE PORTFOLIO II AND THE EMERGING MARKETS VALUE PORTFOLIO

         The Bernstein Tax-Managed International Value Portfolio, the Bernstein International Value Portfolio II (collectively referred to as the "Bernstein International Value Portfolios") and the Bernstein Emerging Markets Value Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The Bernstein International Value Portfolios will invest primarily in equity securities of established foreign companies. The Emerging Markets Value Portfolio will invest primarily in equity securities of both large and small companies domiciled, or with primary operations in, emerging-market countries.


         Bernstein Emerging Markets Value Portfolio. As used in this prospectus, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market." The Portfolio may also make investments in developed foreign countries that comprise the EAFE index.


         The Bernstein Emerging Markets Value Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio's investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

         Under normal market conditions, at least 65% of the total assets of each of the Bernstein International Value Portfolios will be invested in at least three foreign countries and at least 65% of the total assets of the Bernstein Emerging Markets Value Portfolio will be invested in at least three emerging-market countries. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the Bernstein International Value Portfolios or the Bernstein Emerging Markets Value Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

         The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

         With respect to the Bernstein International Value Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction. Under exceptional conditions abroad, or when it is believed that economic or market conditions warrant, both Portfolios may temporarily, for defensive purposes, invest all of their portfolios in fixed-income obligations of the U.S. government or fixed-income or equity securities of U.S. issuers.


         With respect to the Bernstein Emerging Markets Value Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging-market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor's and Moody's. Securities that are rated BBB, A-2, or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these ratings categories, see the Appendix). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium-to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

Investment Risks of the International Value and Emerging Markets Value
Portfolios

         Market Risk. Since the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Stock prices are suited to investors who are willing to hold their investment over a long horizon.

         The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Bernstein Emerging Markets Value Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

         In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Bernstein Emerging Markets Value Portfolio. Moreover, some emerging-market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in emerging markets can be more difficult; thus, there is a risk that an investor may not be able to readily redeem his or her shares in the Portfolio.

         Foreign Currency Risk. Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. Many emerging-market countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries. In addition, it is possible that foreign governments will impose currency exchange control regulations, such as the currency exchange controls imposed by Malaysia in 1998, or other restrictions that would prevent cash from being brought back to the U.S. Emerging-market governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.

         Other risks. Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in

U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

Additional Risks of Investing in Emerging Markets

         Investing in securities of companies in emerging-market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

         Investment restrictions. Some emerging markets countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.

         Theft or loss of assets. Security settlement and clearance procedures in some emerging-market countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries. The Fund's Custodial Agreement provides that the custodian will not be liable to the Portfolio or its shareholders for such losses incurred by the Portfolio in connection with any action taken by the Custodian in the performance of its duties in good faith without negligence. The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolio for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolio except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

         Settlement and Brokerage Practices. Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the

Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Less sophisticated regulatory and legal framework. In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

         The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

         Less accurate information on companies and markets. Most of the foreign securities held by the Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging-markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

         Below Investment-Grade Bonds. Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"). Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.


         While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

         The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.


         Social, Political and Economic Instability. Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.


         Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions - for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes - could have a severe effect on security prices and impair the Bernstein Emerging Markets Value Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

         The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                             INVESTMENT RESTRICTIONS

         All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios.

Investment Restrictions of the Short Duration Municipal Portfolios


         None of the Bernstein Short Duration California Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio or the Bernstein Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

         1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

         2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

         3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

         4) Issue senior securities, except as permitted under the 1940 Act;

         5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

         6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

         7)  Purchase oil, gas or other mineral interests;

         8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

         9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

         11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Bernstein Short Duration California Municipal Portfolio and the Bernstein Short Duration New York Municipal Portfolio;

         12) Make investments for the purpose of exercising control or management.

         The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

         1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

         2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

         3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; and

         4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

         5) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

Investment Restrictions of the Fixed-Income Portfolios (Other Than the Short Duration Municipal Portfolios')

         None of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein California Municipal Portfolio, or the Bernstein Intermediate Duration Portfolio, will, except as otherwise provided herein:

         1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

         2)     Make short sales of securities or maintain a short position;

         3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

         4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

         5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

         6)     Purchase oil, gas or other mineral interests;

         7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

         8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

         9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

         11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the Bernstein California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the Bernstein California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

         12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the Bernstein New York Municipal Portfolio or the Bernstein California Municipal Portfolio);

         13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

         14) Make investments for the purpose of exercising control or management;

         15) Invest in securities of other registered investment companies;

         16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

         The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios has or currently intends to:

         1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

         2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.


Investment Restrictions of the Tax-Managed International Value Portfolio and the International Value Portfolio II

         Neither the Tax-Managed International Value Portfolio or the International Value Portfolio II may, except as otherwise provided herein:

         1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

         2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

         3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

         4) Issue senior securities, except as permitted under the 1940 Act;

         5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

         6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

         7)     Purchase oil, gas or other mineral interests;

         8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

         9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

         11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

         12) Make investments for the purpose of exercising control or management.

         The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Value Portfolio and the International Value Portfolio II has not and currently does not intend to:

         1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

         2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

         3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

         4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Bernstein Emerging Markets Value Portfolio

         The Bernstein Emerging Markets Value Portfolio may not, except as otherwise provided herein:

         1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

         2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

         3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3 % limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%.

         4)   Issue senior securities, except as permitted under the 1940 Act;

         5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

         6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

         7)   Purchase oil, gas or other mineral interests;

         8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

         9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

         11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

         12) Make investments for the purpose of exercising control or management.

         The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Value portfolio currently does not intend to:

         1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

         2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

         3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

         4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

                                   INVESTMENTS

         Subject to each Fixed-Income Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and (xiv) in the case of the Bernstein Intermediate Duration and Short Duration Plus Portfolios, foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

Mortgage-Related Securities

         Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.

         One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a FHLMC Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

         The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

         The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

         Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

         Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios other than the Short Duration Municipal Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

         In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

         Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

         A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities

         The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

         In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities

         Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the muncipal Portfolios' assets that are invested in Municipal Securities.

         Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

         The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's ledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Private Placements

         The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

         Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value under policies established by and under supervision of the Board of Directors.

         The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. Because institutional trading in restricted securities is relatively new, it is not possible to predict how these institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Illiquid Securities

         The Portfolios may invest in illiquid securities--securities that are not readily marketable. The Board of Directors of the Fund has determined that any or all of the following factors may be relevant to determining the liquidity of a security: the amount of the issue outstanding; the complexity of the issue; the bid/ask spread; the number and identity of market makers or dealers in or other buyers of the security; the existence of put features and other rights; the term of the security; the visibility of the issuer in the marketplace; the method of soliciting offers and the mechanics of completing transfers; the average trading volume for the issue; and, with respect to foreign securities, the amount of such securities that can be owned by investors who are not residents of the country where such securities were issued and the amount of such securities owned by the controlling interests. The factors to be considered in the case of the analysis of unrated municipal lease obligations will include an analysis of credit factors. Purchased dealer options, private placements (excluding securities eligible for resale under Rule 144A that have been determined to be liquid as set forth in the preceding section), guaranteed investment contracts, bank investment contracts, repurchase agreements for periods longer than seven days, time deposits maturing in more than seven days and loan participations are considered to be illiquid securities for the purposes of this restriction. In addition, the staff of the Securities and Exchange Commission currently takes the position that all options traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.

Preferred Stock

         The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities


         While the Bernstein Short Duration Plus Portfolio and the Bernstein Intermediate Duration Portfolio generally invest in domestic securities, each Portfolio may also invest up to 20% of its total assets in foreign securities of the same types and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the advisor to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. The Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described on pages [B-17 - B-21].


Warrants

         The Portfolios may have investments in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

         The Portfolios may invest in fixed-income obligations (including, but not limited to, certificates of deposit, time deposits and bankers' acceptances) of thrift institutions and commercial banks.

         Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

         Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

         A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

         The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Intermediate Duration and Short Duration Plus Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities

         The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Convertible Securities

         The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

         The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities

         The equity securities in which the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts
(GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances-- e.g., when a direct investment in securities in a particular country cannot be made-- the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in any mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Other Securities

         It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Special Investment Techniques

         In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. These techniques may be used to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of equity or fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets, or as an alternative to activities in the underlying cash markets. They may include the use of exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Foreign Currency Transactions

         The Bernstein Short Duration Plus Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein Tax-Managed International Value Portfolio, Bernstein International Value Portfolio II and Bernstein Emerging Markets Value Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e. cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolios will generally not enter into a forward contract with a term greater than one year. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

         Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

         Under certain circumstances, each of the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may commit substantial portions or the entire value of their assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. dollars.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         The Portfolios do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

Futures Contracts and Options on Futures

         The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

         In connection with transactions in futures contracts and related short options, the Portfolio is required to deposit with its futures commission merchant ("FCM") or its Custodian in a segregated account a specified amount of cash and/or short-term U.S. government securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the FCM to reflect changes in the value of the futures contract or short option positions. In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from a Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided however, in the case of an option that is in the money (see discussion below) at the time of the purchase, that the in-the-money portion of the premium is excluded in calculating the 5% limitation. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

         If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option.

         The Portfolios' use of futures contracts will not result in leverage. The Portfolio will segregate liquid assets to cover its performance under such contracts, or will employ alternative cover (such as owning an offsetting position). Although the terms of futures contracts specify actual delivery or receipt of securities or cash, in most instances the contracts are closed out before the settlement date without the making or taking of delivery. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

         Unlike a futures contract, which requires the parties to buy and sell a security or currency or make a cash settlement based on changes in a securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may sell the option or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract makes no daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The value of the option changes and is thus reflected in the net asset value of the Portfolio.

         A Portfolio may write (i.e., sell short) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

         The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Possible Risks Associated with Futures Transactions. In considering the proposed use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by the Portfolios of futures contracts and related options will depend in part upon the Manager's ability to assess the market's valuation of these instruments. There is, in addition, the risk that the movements in the price of a futures contract will not correlate with the movement in prices of any securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. If the price of the futures contract moves more than the price of the underlying securities, the Portfolio will experience either a loss or a gain on the futures contract which may or may not be completely offset by movements in the price of the securities which are the subject of the hedge.

         (2) The price of the futures contracts may not correlate perfectly with movements in the prices of any hedged securities. There may be several reasons unrelated to the value of the underlying securities which cause this situation to occur. First, all the participants in the futures market are subject to initial and variation margin deposit requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures market may occur. Second, because the deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; this speculative activity in the futures market may also cause temporary price distortions. As a result, a correct evaluation of futures prices and trends may still not result in successful transactions through the use of futures contracts and options thereon over the short-term.

         (3) The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when desired. In the event of adverse price movements, the Portfolios would be required to continue to make daily cash payments of variation margin, except in the case of purchased options on futures contracts.

         (4) The hours of trading of financial futures contracts may not conform to the hours during which the Portfolios may trade securities. To the extent that one market closes before the other market, significant price and rate movements can take place that cannot be reflected in the correlating market on a day-to-day basis.

         (5) Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidations of positions and subject some traders to substantial losses. In such event, it may not be possible for a Portfolio to close a position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options).

         (6) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount, and the transaction costs, is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (7) Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited.

         (8) Losses from futures and options could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options

         The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

         If a put is purchased for a Portfolio, the Portfolio may profit from a decline in the market value of the underlying security. If a call is purchased, a Portfolio may profit from a rise in the market value of the underlying security. To realize these profits, the purchased put or call must be sold prior to expiration or exercised. A Portfolio may also profit from an increase in the volatility assumption implicit in the market price of the purchased put or call. To realize this profit, the option must be sold prior to expiration. Any profit or loss realized from the sale of an option is equal to the sale price less the purchase cost and any transaction costs. Any profit or loss from the exercise of a call option is equal to the market value of the underlying security at the time of exercise less (i) the exercise price, (ii) the purchase cost of the option, and (iii) any transaction costs. Any profit or loss from the exercise of a put option is equal to the exercise price less (i) the market value of the underlying security at the time of exercise, (ii) the purchase cost of the option, and (iii) any transaction costs.

         Each Portfolio may write (i.e., sell short) covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

         By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the underlying securities, upon exercise of the option, to the purchaser of the option at a specified price (the "exercise price"). The purchaser of a call option has, for a specified period of time, the right, but not the obligation, to purchase the securities subject to the option at the exercise price. When a Portfolio writes a call option, the Portfolio loses the opportunity for gain from an increase in the price of the underlying securities beyond the exercise price of the option during the period that the option is open, but retains the risk that the price of the securities may decrease.

         By writing a put option, a Portfolio becomes obligated during the term of the option to purchase the underlying securities from the option purchaser, upon exercise of the option, at the exercise price. The purchaser of a put option has, for a specified period of time, the right, but not the obligation, to sell the securities subject to the option to the writer of the put at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities for more than the market price prevailing at the time of exercise.

         The Portfolios write only "covered" options. This means that so long as a Portfolio is obligated as the writer of a call option, it will (i) own the securities subject to the option; (ii) have an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio; (iii) hold a call option on the same security with an exercise price no higher than the exercise price of the call sold or, if higher, deposit and maintain the differential in cash, U.S. government securities or other liquid high-grade debt obligations ("liquid assets") in a segregated account with its Custodian; or (iv) deposit and maintain with its Custodian in a segregated account liquid assets having a value that, when added to any amounts deposited with, or on behalf of, a broker as margin, equals the market value of the instruments underlying the call. A Portfolio is considered "covered" with respect to a put it writes if, so long as it is obligated as the writer of a put, it (i) deposits and maintains with its Custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option; (ii) holds a put on the same security with an exercise price no lower than the exercise price of the put sold or, if lower, the Portfolio deposits and maintains the differential in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the instrument underlying the put option (or, if an index, a portfolio representative of the index) at the same or a higher price than the strike price of the put or, if lower, the Portfolio deposits and maintains the differential in liquid assets in a segregated account with its Custodian.

         A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

         In addition, a Portfolio permitted to invest in foreign securities may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter. The staff of the Securities and Exchange Commission currently takes the position that all options which are traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.

         The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the Securities and Exchange Commission, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         The staff of the Securities and Exchange Commission has taken the position that, in general, purchased dealer options and the assets used as cover for written dealer options are illiquid securities. However, a Portfolio may treat the securities it uses as cover for written dealer options as liquid, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the dealer option would be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Possible Risks Associated with Options Transactions. In considering the use of options, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the expected price volatility of the underlying security and general market conditions.

         (2) A position in an exchange-traded option may be closed out only on an exchange which provides a market for options of the same series. The ability to establish and close out positions on the options exchanges is subject to the maintenance of a liquid market. There can be no assurance that a liquid market will exist for any option at any specific time. Although the Manager intends to purchase or write only those exchange-traded options for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular option and it is possible that, for some options, no market may exist. In such event, it might not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into closing transactions may result in losses.

         (3) Exchange-traded options generally have a continuous liquid market while dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer which originally purchased the option. While the Portfolio will enter into dealer options only with dealers who are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to its expiration. Until the Portfolio, as the writer of a covered dealer option, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Portfolio provides substitute cover. In the event of insolvency of the dealer, the Portfolio may be unable to liquidate a dealer option and thereby release the securities used as cover for the option until expiration of the option.

         (4) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Portfolio may also save on transaction costs by purchasing such contracts rather than buying or selling individual securities.

         (5) All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers ("dealer options") meeting creditworthiness standards approved by the Fund's Board of Directors. While exchange-traded options are, in effect, guaranteed by the Options Clearing Corporation, in the case of dealer options, a Portfolio relies on the dealer from which it purchases a dealer option to perform if the option is exercised. Thus, when a Portfolio purchases a dealer option, it relies on the dealer from which it purchases the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

Repurchase Agreements

         The Portfolios may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the Portfolio purchases a security, and the seller simultaneously agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The resale price reflects the purchase price and an agreed-upon rate of interest. Whenever a Portfolio enters into a repurchase agreement, the Portfolio's Custodian obtains collateral having a value at least equal to the amount of the repurchase price, which includes accrued interest. The instruments held subject to repurchase are valued daily, and if the value of the instruments declines, the Portfolio will be entitled to additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements

         The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Lending Portfolio Securities

         Each Portfolio may, from time to time, lend portfolio securities having, in the case of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios), a market value of no more than 30% of its total assets and, in the case of the Bernstein International Value Portfolios, Bernstein Emerging Markets Value Portfolio and the Short Duration Municipal Portfolios, having a market value of no more than one-third of its total assets, to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Portfolio attempts to increase its income through the receipt of fees charged in connection with the loan and, when cash collateral is given to secure the loan, income from investment of the cash collateral in time deposits and repurchase agreements. Any such loan of portfolio securities will be marked to the market daily and secured by collateral consisting of certificates of deposit and other cash instruments or U.S. government and agency securities in an amount at least equal to the value of the securities loaned. The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. A Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.

When-Issued and Delayed-Delivery Transactions

         The Portfolios may purchase securities on a "when-issued" or "delayed-delivery" basis. In a when-issued or delayed-delivery transaction, a Portfolio purchases a security with delivery to take place at a later date, usually within three months from the date the transaction is entered into. The market value of the security at delivery may be more or less than the purchase price. The Fund's Custodian is to maintain liquid assets in segregated accounts having a value equal to or greater than each Portfolio's purchase commitments; likewise, the Custodian is to segregate securities sold by each Portfolio on a delayed-delivery basis.

Future Developments

         The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.


                             INDUSTRY CLASSIFICATION

         In determining industry classifications, for each Portfolio other than the Bernstein Emerging Markets Value Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory. In the case of the Bernstein Emerging Markets Value Portfolio, the Portfolio relies primarily on the Morgan Stanley Capital International ("MSCI") industry classification.


                           DIRECTORS AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES

         The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.



--------------------------------- ------------------------- ----------------------------------------------------------------

NAME,                             POSITION(S) WITH THE      PRINCIPAL OCCUPATION
ADDRESS, AND AGE                  FUND                      DURING PAST FIVE YEARS

--------------------------------- ------------------------- ----------------------------------------------------------------

Roger Hertog*                     President,                Currently: Vice Chairman and Director-Alliance Capital
767 Fifth Avenue                  Treasurer,                Management Corporation, the General Partner of Alliance
New York, NY 10153                Director                  Capital Management L.P. ("Alliance")
DOB: 11/4/41                                                1993-2000: President, Chief Operating Officer and
                                                            Director-Sanford C. Bernstein & Co., Inc. ("Bernstein")

--------------------------------- ------------------------- ----------------------------------------------------------------

Andrew S. Adelson*                Senior Vice President,    Currently: Executive Vice President and Chief Investment
767 Fifth Avenue                  Director                  Officer International Value Equities-Alliance 1990-2000:
New York, NY 10153                                          Senior Vice President, Chief Investment Officer- International
DOB: 5/31/55                                                Equities and Director- Bernstein

--------------------------------- ------------------------- ----------------------------------------------------------------

Arthur Aeder                      Director                  1987-Present: Consultant;
516 Fifth Avenue                                            Formerly Senior Partner of Oppenheim, Appel, Dixon & Co.
New York, NY 10036                                          (subsequently Spicer & Oppenheim) Certified Public
DOB: 12/31/25                                               Accountants, and Chairman of Spicer & Oppenheim International

--------------------------------- ------------------------- ----------------------------------------------------------------


Peter L. Bernstein**              Director                  President and Chief Executive Officer of Peter L. Bernstein,
575 Madison Avenue                                          Inc., Economic Consultants
Suite 1006
New York, NY 10022
DOB:  1/22/19

--------------------------------- ------------------------- ----------------------------------------------------------------

Irwin Engelman                    Director                  Currently : Executive Vice President and Chief Financial
625 Madison Avenue                                          Officer, YouthStream Media Networks
New York, NY 10022                                          1998-December 1999: Vice Chairman and Chief Administrative
DOB:  5/9/34                                                Officer-Revlon Inc.
                                                            1992-98: Executive Vice President and Chief Financial
                                                            Officer-MacAndrews & Forbes Holdings Inc.

--------------------------------- ------------------------- ----------------------------------------------------------------

Peter W. Huber                    Director                  Partner-Kellogg Huber Hansen Todd & Evans (law firm); Senior
1301 K Street NW                                            Fellow-Manhattan Institute for Policy Research; Chairman,
Washington, DC 20814                                        Telecom Policy and Analysis: a Kellog, Huber Consulting Group;
DOB:  11/3/52                                               Columnist-Forbes Magazine

--------------------------------- ------------------------- ----------------------------------------------------------------

William Kristol                   Director                  6/95-Present: Editor and Publisher, The Weekly Standard
1150 17th Street NW                                         7/95-12/99: Consultant, ABC News
5th Floor
Washington, DC 20036
DOB: 12/23/52

--------------------------------- ------------------------- ----------------------------------------------------------------

Theodore Levitt                   Director                  Professor Emeritus of Business Administration,
Harvard Business School                                     Harvard University; 1985-1989: Editor, Harvard Business Review
Cumnock 300
Boston, MA 02163
DOB: 3/1/25

--------------------------------- ------------------------- ----------------------------------------------------------------

Rosalie J. Wolf                   Director                  Currently: Managing Partner-Botanica Capital Partners LLC;
115 East 87th Street                                        Director -- Airbourne Freight Corp.;  and Trustee - TIAA-CREF;
New York, NY  10128                                         1994-2000:  Treasurer and Chief Investment Officer, The
DOB:  5/8/41                                                Rockefeller Foundation

--------------------------------- ------------------------- ----------------------------------------------------------------


Francis H. Trainer, Jr.           Senior Vice President     Currently:-- Fixed-Income-Alliance
767 Fifth Avenue                                            1992-2000: Senior Vice President, Chief Investment
New York, NY 10153                                          Officer-Fixed Income and Director- Bernstein
DOB: 11/15/46

--------------------------------- ------------------------- ----------------------------------------------------------------

Jean Margo Reid                   Secretary                 Currently: Director-Sanford C. Bernstein & Co., LLC and
767 Fifth Avenue                                            Director-Sanford C. Bernstein Ltd
New York, NY 10153                                          1999-2000: Senior Vice President, General Counsel and Director
DOB: 8/31/45                                                - Bernstein; 1997-99: General Counsel and Secretary -
                                                            Bernstein; 1993-96: Associate General Counsel and Vice
                                                            President - Bernstein

----------------------------------------------------------------------------------------------------------------------------

* An "interested person" of the Fund, as defined in the 1940 Act. ** Not related to any person formerly or currently associated with
    Sanford C. Bernstein & Co., LLC.

         The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. The directors have designated Mr. Hertog and Mr. Adelson to be the Executive Committee of the Fund. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.


         The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $38,750 for the fiscal year ended September 29, 2000. Officers receive no direct remuneration in such capacity from the Fund. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.

         The directors have been elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

         As of November 14, 2000, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Bernstein Government Short Duration Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein Short Duration California Municipal Portfolio, Bernstein Short Duration New York Municipal Portfolio, Bernstein Short Duration Diversified Municipal Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein New York Municipal Portfolio, Bernstein California Municipal Portfolio, Bernstein Diversified Municipal Portfolio, Bernstein International Value Portfolios and Bernstein Emerging Markets Value Portfolio.

         As of November 14, 2000, Mr. and Mrs. Birenbaum of Saratoga, CA owned 5.01% of the Bernstein Government Short Duration Plus Portfolio and the New Mexico State Investment Council of Santa Fe, New Mexico owned 15.42% of the Bernstein Emerging Markets Value Portfolio.



                             MANAGER AND DISTRIBUTOR


         Manager. Alliance Capital Management L.P. ("Alliance" or the "Manager"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has entered into Management Agreements with the Fund, on behalf of each of the Portfolios pursuant to which Alliance acts as investment adviser for each of the Portfolios. Prior to October 2, 2000, the investment manager was Sanford C. Bernstein & Co., Inc. ("Bernstein"). Bernstein was acquired by Alliance on October 2, 2000.

         Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange ("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance units. Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.

         Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Alliance manages the investment of each Portfolio's assets. Alliance makes investment decisions for each Portfolio and places purchase and sale orders.

The services of Alliance are not exclusive under the terms of the Management Agreements; Alliance is free to render similar services to others.

          Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreements may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreements, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

          Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets. The fee paid by each of the Bernstein International Value Portfolios is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $1 billion; an annual rate of 0.90 of 1% of that Portfolio's average daily net assets that is in excess of $1 billion up to, but not exceeding $4 billion; an annual rate of 0.875 of 1% of that Portfolio's average daily net assets in excess of $4 billion up to, but not exceeding $6 billion; and 0.85 of 1% of that Portfolio's average daily net assets over $6 billion. The fee is computed daily and paid monthly. The fee paid by the Bernstein Emerging Markets Value Portfolio is at an annual rate of 1.25% of the Portfolio's average daily net assets. The fee is computed daily and paid monthly. For the fiscal years ended September 30, 1998, 1999, and 2000 the investment management fees accrued or paid by the Fund to Bernstein (the investment manager of the Fund at that time) were, respectively, $83,314,803, and $91,558,133, and $90,868,360.


          The Management Agreements provide that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreements.



         In addition to the Management Agreements, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing and Administrative Agreements with Alliance. Alliance serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Alliance's duties in this regard may be delegated. Alliance has delegated some of such duties to Alliance Fund Services, Inc. ("AFS") and to Bernstein LLC. Pursuant to the Shareholder Servicing and Administrative Agreements, Alliance and its subsidiaries pay all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Alliance and its subsidiaries also pays the costs of office facilities and of clerical and administrative services that are not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. The shareholder servicing that will be provided by

Alliance and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing and administration is 0.10% of each Portfolio's average daily net assets and the fee paid by the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio for these services is 0.25% of that Portfolio's average daily net assets. For the fiscal years ended September 30, 1998, 1999, and 2000, the fees accrued or paid by the Fund to Bernstein (the investment manager of the Fund at that time) were $20,136,349, $22,051,781, and $21,932,937 respectively.

          Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreements and the Shareholder Servicing and Administrative Agreements; (ii) the fees and expenses of Directors who are not affiliated with Alliance; (iii) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent accountants; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

          The Management Agreements provide that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein or to delete the reference to Bernstein as to any such Portfolio and shall thereafter refrain from using such name with reference to any such Portfolio and, if applicable, the Fund.

          The Management Agreements provide that they will terminate automatically if assigned and that they may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days' written notice. The Management Agreements also provide that they will continue for more than two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.



         Distributor. Sanford C. Bernstein & Co., LLC, a wholly owned subsidiary of Alliance, acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements.

                                 NET ASSET VALUE

         The Fund computes the net asset value of each Portfolio once daily as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time), each business day, except for New York Stock Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

         Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager (market value will be determined by sales prices if the principal market is an exchange) in the broadest and most representative market for that security as determined by the Manager.

         Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Directors of the Fund. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

         Futures contracts and options are valued on the basis of market quotations, if available.

         Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.

         Because the investment securities of the Bernstein International Value Portfolios, the Bernstein Emerging Markets Value Portfolio, the Intermediate Duration Portfolio and the Short Duration Plus Portfolio may be traded on foreign markets that may be open when the New York Stock Exchange is closed, the value of the net assets of these Portfolios may be significantly affected on days when no net asset values are calculated. If the primary market in which a portfolio security is traded is not open for trading on a day which the Fund computes net asset value, then the security's valuation will be valued as of the last preceding trading date in its primary market, unless, under procedures established by the Board of Directors, it is determined that such price does not reflect the security's fair value. Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency.

         If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security may be valued as determined in good faith under procedures adopted by the Board of Directors of the Fund.

         Securities and other assets for which there is no readily available market value may be valued in good faith pursuant to procedures adopted by the Board of Directors of the Fund. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, under procedures adopted by the Board of Directors of the Fund, some other method would more accurately reflect the fair market value of such securities.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.


         Sanford C. Bernstein & Co., Inc. (the predecessor of Bernstein LLC, now a subsidiary of Alliance) is an affiliated broker of the Fund. For the fiscal year ended September 30, 2000, the Fund paid total brokerage commissions of $13,704,653, of which $39,561 or .2887% was paid to Sanford C. Bernstein & Co., Inc. for effecting .3099% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended September 30, 1999, the Fund paid total brokerage commissions of $11,213,060, of which $90,581 or 0.8078% was paid to Sanford C. Bernstein & Co., Inc. for effecting 0.6053% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended September 30, 1998, the Fund paid total brokerage commissions of $10,040,103, of which $127,161 or 1.27% was paid to Sanford C. Bernstein & Co., Inc. for effecting 0.9527% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions.

         On September 30, 2000, the Bernstein Short Duration Plus Portfolio owned approximately $5.7 million of securities issued by Merrill, Lynch, Pierce, Fenner & Smith; approximately $13.3 million of securities issued by Morgan Stanley; approximately $5.3 million of securities issued by Goldman, Sachs & Co.; $8.1 million of securities issued by C.S. First Boston; approximately $21.4 million of securities issued by Salomon Smith Barney; and approximately $2.9 million of securities issued by J.P. Morgan.

         On September 30, 2000, the Bernstein Intermediate Duration Portfolio owned approximately $16.7 million of securities issued by Goldman, Sachs & Co.; approximately $24.2 million of securities issued by C.S. First Boston; approximately $13.1 million of securities issued by Nomura Securities; approximately $8.4 million of securities issued by Merrill, Lynch, Pierce, Fenner & Smith; approximately $21.3 million of securities issued by J.P. Morgan; approximately $30.3 million of securities issued by Morgan Stanley; and approximately $93.5 million of securities issued by Solomon Smith Barney Inc.

         Merrill, Lynch, Pierce, Fenner & Smith, Morgan Stanley, Goldman, Sachs & Co., C.S. First Boston, Salomon Smith Barney, J.P. Morgan and Nomura Securities, Inc. are regular brokers or dealers of the Fund as defined in Rule 10b-1 under the 1940 Act.


Effecting Transactions for the Fixed-Income Portfolios

         The Manager's primary consideration in effecting a security transaction for the Fixed-Income Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Fixed-Income Portfolios or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.

Effecting Transactions for the Bernstein Tax-Managed International Value Portfolio, the Bernstein International Value Portfolio II and the Bernstein Emerging Markets Value Portfolio.

         In effecting a security transaction for the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio, the Manager seeks to obtain best execution at the most favorable prices through responsible broker-dealers; however, under certain conditions the Fund may pay higher brokerage commissions in return for brokerage and research services. The factors that the Manager may consider are: price, rate of commission, the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, the value of the research provided, long-term relations with the Manager, reliability and financial responsibility, integrity, timing and size of order and execution, difficulty of execution, current market conditions, depth of the market, and the broker's ability and willingness to commit capital in over-the-counter transactions by taking positions in order to effect executions. While the Manager considers commissions, which are a component of price, in making broker selections the Manager does not obligate itself to seek the lowest commissions except to the extent that it contributes to the overall goal of obtaining the most favorable execution of the order. In accordance with Section 28(e) of the Securities Exchange Act of 1934, a higher commission may be determined reasonable in light of the value of the brokerage and research services provided.


         Brokerage and research services provided by brokers and dealers are of the type described in Section 28(e) of the Securities Exchange Act of 1934. These services may include pricing data, financial news, historical and current financial data, information regarding trading, proxy-voting information, statistical information and analyses and reports regarding issuers, industries, securities, economic factors and trends, with respect to a variety of financial instruments including equity and fixed-income securities and currencies from both a domestic and international perspective. Research services may be received in the form of written reports, computer terminals on which we receive databases and software, telephone contacts and personal meetings with security analysts, conferences and seminars and meetings arranged with corporate and industry representatives, economists, academicians and government representatives. Research services may be generated by the broker itself or by third parties, in which case the research would be provided to the Manager by or through the broker. Some of the third-party products or research services received by the Manager may have more than one function; such services may be used to make investment decisions for any or all investment management clients, and for other purposes. If this is the case, the Manager makes a good faith determination of the anticipated use of the product or service for its investment management clients and for other purposes, and allocates brokerage only with respect to the portion of the cost of such research that is attributable to use for its investment management clients. The Manager pays with its own funds the portion of the cost of such research attributable to use for its institutional brokerage clients and for non-research purposes.


         The research services described above are designed to augment the Manager's internal research and investment-strategy capabilities. As a practical matter, the Manager could not generate all of the information currently provided by broker-dealers and its expenses would be increased if it attempted to generate such information through its own efforts. The Manager pays for certain of the research services that it obtains from external sources but also allocates brokerage for research services which are available for cash; accordingly, the Manager may be relieved of expenses that it might otherwise bear.

         Annually, the Manager assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, members of the investment policy groups and the Trading Department each seek to evaluate the brokerage and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. Brokerage allocations are reviewed on an ongoing basis and reevaluated in light of services provided. The Manager doesn't commit a specific amount of business to any broker-dealer over any specific time period. Broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. However, since the total business is allocated to a broker-dealer on the basis of all the considerations described above, the actual brokerage received by a broker-dealer may be more or less than the suggested allocations. Virtually all of the brokerage is allocated to broker-dealers who provide research services. The Manager continuously monitors and evaluates the performance and execution capabilities of the brokers who transact orders to ensure consistently satisfactory service.

         Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Manager in servicing all of its accounts and not all such services may be used by the Manager in connection with the Fund. Similarly, research services furnished by broker-dealers who effect securities transactions for the Manager's other managed accounts may be used by the Manager to benefit the Fund.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of each Portfolio are sold at the net asset value next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with the broker-dealers, banks and other financial institutions permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders. The Bernstein Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund portfolios for shares of the Bernstein Emerging Markets Value Portfolio) and a portfolio transaction fee on redemptions of 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Bernstein Emerging Markets Value Portfolio for shares of other Fund portfolios).

         The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.


                                      TAXES

         The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio does not qualify, it is subject to federal income taxes on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

         Each Portfolio intends to distribute to the registered holders of its shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital and foreign currency gains, determined, in general, on an October 31 year-end. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior periods are offset against capital gains.

         Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than 12 months. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

         The Portfolios each intend to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities (excluding losses), or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in such securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").

         Currently, distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.

         The Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio provide income which is tax-free (except for alternative minimum taxes) for federal and New York State and local individual income tax purposes to the extent that their income is derived from New York State Municipal Securities or securities issued by possessions of the United States. The Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio provide income which is tax-free (except for alternative minimum taxes) for federal and California personal income tax purposes to the extent that their income is derived from California Municipal Securities or securities issued by possessions of the United States. The Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio provide income which is tax-free for federal individual income tax purposes (except for the alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of their income derived from municipal securities. For this purpose, gains on transactions in options, futures contracts and options on futures contracts as well as gains on municipal securities are not tax-exempt. In addition, the Bernstein Short Duration New York Municipal Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Short Duration California Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio will comply with the requirement of Code Section 852(b)(5) that at least 50% of each Portfolio's total assets consist of municipal securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

         The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, other than certain foreign currency forward contracts, options or futures contracts (discussed below), is generally treated as long-term capital gain or loss (at the lower long-term capital-gains tax rate) to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending October 31) generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes ("marked to market").

         Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

         The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

         The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio and the Bernstein Intermediate Duration Portfolio requested a private-letter ruling from the Internal Revenue Service which provided, among other things, that (i) gains realized upon the sale or other disposition of options, futures contracts or options on futures contracts, on securities or on certain securities indexes, including gains which are recognized as the result of a Section 1256 contract being marked to market, are treated as gains from the sale or other disposition of securities for purposes of the 90% test; (ii) for purposes of the diversification requirements, (a) options, futures contracts and options on futures contracts on U.S. Government securities are treated as issued by the issuer of the securities and (b) options, futures contracts and options on futures contracts on a securities index, including a municipal bond index, will be treated as issued proportionately by the issuers of the securities underlying the securities index irrespective of whether the index is broadly based or narrowly based. The Fund received the ruling requested as to (i) above; there can be no assurance that the requested private-letter ruling as to item (ii) will be obtained. In the event that the Fund does not receive the private-letter ruling, the Portfolios' ability to engage in the latter described transactions may be limited.

         The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio and the Bernstein Intermediate Duration Portfolio, has also requested a private-letter ruling from the Internal Revenue Service to the effect that certain securities, including GNMA Certificates and FNMA Certificates are treated as government securities for purposes of the diversification requirements under Section 851(b)(4) of the Internal Revenue Code of 1986. The Fund received the requested ruling, except as to FHLMC Participation Certificates and securities of the Financing Corporation; there can be no assurance that the requested private-letter ruling will be obtained as to these securities. In the event the Fund receives an adverse ruling, the Portfolios' investment in the latter securities may have to be limited because of the diversification requirements under Section 851 of the Internal Revenue Code.

         The diversification requirements applicable to the Portfolio's assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

         Under Code Section 988, foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts" ("Non-Regulated Futures Contracts"), and from unlisted options will generally be treated as ordinary income or ordinary loss; however, any Portfolio of the Fund may make an election pursuant to Section 988(a)(1)(B) to treat any foreign currency gain or loss from forward contracts, Non-Regulated Futures Contracts and unlisted options as a capital gain or loss. In general, in the event such election is made with respect to forward contracts, Non-Regulated Futures Contracts and unlisted options that are Section 1256 contracts, 60% of the gain or loss will be treated as long-term and 40% will be treated as short-term (as described above); in the event such election is made with respect to contracts or options that are not Section 1256 contracts, treatment of a gain or loss as long-term or short-term will depend upon the holding period thereof. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or ordinary loss may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

         If the Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio qualify as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of each of the Portfolio's total assets at the close of its fiscal year consist of stocks or securities of foreign corporations, the Portfolios may elect for United States income tax purposes to treat foreign income taxes paid by each as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a United States federal income tax deduction or as foreign tax credits against their United States federal income taxes. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income taxes will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit and the deduction for foreign taxes may be claimed.

         Generally, a credit for foreign taxes may not exceed the United States shareholder's U.S. tax attributable to its foreign source taxable income. Generally, also, the source of the Portfolio's income flows through to its holders. Thus, dividends and interest received by the Portfolio in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income," which includes foreign source dividends, interest and capital gains. As a result of these rules, certain United States shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio.

         The Bernstein International Value Portfolios and the Bernstein Emerging Markets Value Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under the PFIC rules, the Portfolios holding shares of marketable PFICs can elect to mark those shares to market at the close of the Fund's taxable year and at October 31 for purposes of the excise tax minimum distribution requirements. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the PFIC stock. Mark-to-market losses and losses on the ultimate disposition of the stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to that stock (but not other stocks).

         Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividend and capital-gains income from the accounts of certain shareholders who provide either an incorrect tax identification number or no number at all or who do not provide certain required certifications.

         A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

         The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.


             CUSTODIAN, TRANSFER AGENT, INDEPENDENT ACCOUNTANTS AND
                              FINANCIAL STATEMENTS

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent accountants to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. A copy of the Annual Report and the Schedules of Investments with respect to each Portfolio accompany this Statement of Additional Information. The following financial statements and the report of the independent accountants with respect to each Portfolio are incorporated by reference into this Statement of Additional Information:



                                                                                  Annual Report Page
                                                                                  ------------------
Statement of Assets and Liabilities, September 30, 2000

Statements of Operations for the Year Ended September 30, 2000

Statements of Changes in Net Assets, Year Ended  September 30, 2000
   and Year Ended September 30, 1999

Financial Highlights for the periods ended September 30, 2000; September 30,
   1999; September 30, 1998; September 30, 1997; and September 30, 1996 (or as applicable)

Notes to Financial Statements, September 30, 2000

Schedule of Investments-Taxable Bond Portfolios, dated September 30, 2000
   and Report of Independent Accountants with respect to such                      Separate Insert to
   Portfolios dated November __, 2000                                              Annual Report

Annual Report

Schedule of Investments-Municipal Bond Portfolios, dated September 30, 2000
   and Report of Independent Accountants with respect to such                      Separate Insert to
   Portfolios dated November __, 2000                                              Annual Report

Schedule of Investments - Stock Portfolios, dated September 30, 2000 and
   Report of Independent Accountants with respect to such Portfolios               Separate Insert to
   dated November __, 2000                                                         Annual Report


                                   PERFORMANCE

         Each of the Portfolios may, from time to time, advertise yield, average annual total return and aggregate total return.


         For the thirty-day period ending September 30, 2000, yields for the Fixed-Income Portfolios were as follows: Government Short Duration Portfolio - 5.76%; Short Duration Plus Portfolio - 6.68%; Intermediate Duration Portfolio - 6.97%; New York Municipal Portfolio -

4.13%; California Municipal Portfolio 4.12%; Diversified Municipal Portfolio - 4.30%; Short Duration California Municipal - 3.67%; Short Duration Diversified Municipal Portfolio - 3.83%; Short Duration New York Municipal Portfolio - 3.87%.


         Yields are calculated based on a rolling 30-day average. Yield quotations are based on each Portfolio's income and expenses for a given month. Expenses are subtracted from the total interest and dividends for the month; the result is divided by the Portfolio's average daily market capitalization -- the product of the average daily number of shares outstanding and the net asset value of the last day of the month, to give the monthly yield, which is compounded over six months and then multiplied by two so as to compute the "bond-equivalent yield." The calculation may be expressed in the following formula:

                  Yield =  2 [( a-b + 1)(6) - 1]
                                ---
                                 cd
Where:

         a   =  total interest and dividends earned during the month;

         b   =  total expenses accrued during the month (net of reimbursements);

         c   =  the  average daily number of shares outstanding during the month  that were entitled to receive dividends; and

         d   =  the maximum offering price per share on the last day of the month.

         The total of interest and dividends earned during the month is calculated by adding together the interest and dividends earned per day on each security held during the month (30 days). Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. For most debt securities, the interest earned per day is determined by first computing the security's yield to maturity on each day during the month. The yield to maturity is divided by 360, and multiplied by the market value (including accrued interest) of the security position each day. Each interest earned per day calculation is added to all of the other such applicable calculations during the month to determine the interest earned during the month. If a bond is callable, yield to the appropriate call date is substituted for yield to maturity if, in the opinion of the Manager, the bond is expected to be called. If a bond is putable, yield to the appropriate put date is substituted for yield to maturity if, in the opinion of the Manager, the put is expected to be exercised.

         For tax-exempt obligations that are selling below $100 and were not issued at original-issue discounts, the coupon rate is substituted for the yield to maturity in the calculation described in the paragraph above, and the par value of the bond is used in place of market value. For tax-exempt obligations that are selling below $100 and that were issued at original-issue discounts, if the yield to maturity, based upon the current market price, is higher than the yield to maturity at the time of issuance, the yield to maturity at the time of issuance is used in the interest-earned calculation. Otherwise, the yield to maturity based upon the current market price is used.

         For receivable-backed obligations (such as mortgage pass-throughs), which are expected to be subject to periodic payments of principal as well as interest, the interest earned is the income based on the coupon rate and outstanding principal balance. This income is adjusted by adding or subtracting the gain or loss attributable to actual monthly paydowns based upon the historic cost. For purposes of the yield calculation, the Portfolios do not amortize premium or discount on interest-bearing mortgage-backed securities.

         Expenses accrued include all expenses and all fees that are charged to all shareholder accounts. The maximum offering price reflects the subtraction of any undeclared earned income, which is the net investment income earned by the Portfolio that is reasonably expected to be declared as a dividend within a reasonable time from the end of the month.



         For the thirty-day period ending September 30, 2000, tax-equivalent yield for the Government Short Duration Portfolio was 6.0%, assuming a combined state and local tax of 10% and reflecting that 64.2% of the income was estimated to be subject to state and local taxes. Tax-equivalent yield for the New York Municipal Portfolio at September 30, 2000 was 7.62%, assuming an investor was subject to a combined federal, state and New York City tax rate of 46.02% and reflecting that 0.7% of the income was estimated to be subject to federal taxes and 1.2% to be subject to state and local taxes. Tax-equivalent yield for the California Municipal Portfolio at September 30, 2000 was 7.12%, assuming an investor was subject to a combined federal and state tax rate of 45.2% and reflecting that 10.9% of the income was estimated to be subject to federal taxes and 13.6% to be subject to state taxes. Tax-equivalent yield for the Diversified Municipal Portfolio at September 30, 2000 was 7.11%, assuming an investor was subject to a combined federal and state tax rate of 39.6% and reflecting that 0.6% of the income was estimated to be subject to federal taxes.

         Tax-equivalent yield for the Short Duration New York Municipal Portfolio at September 30, 2000 was 7.17%, assuming an investor was subject to a combined federal, state and New York City tax rate of 46.02% and reflecting that 0% of the income was estimated to be subject to federal taxes and 0% to be subject to state and local taxes. Tax-equivalent yield for the Short Duration California Municipal Portfolio at September 30, 2000 was 6.43%, assuming an investor was subject to a combined federal and state tax rate of 45.02% and reflecting that 8.2% of the income was estimated to be subject to federal taxes and 12% to be subject to state taxes. Tax-equivalent yield for the Short Duration Diversified Municipal Portfolio at September 30, 2000 was 6.33%, assuming an investor was subject to federal tax rate of 39.6% and reflecting that 0.3% of the income was estimated to be subject to federal taxes.


         Tax-equivalent yield for the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and New York State and local taxation; (ii) federal taxation only; (iii) New York State and local taxation only and (iv) neither New York State and local nor federal income taxation; dividing each portion of the yield by 1 minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

         Tax-equivalent Yield  =         a      +      c    +     e    +     g
                                       -----         -----      -----
                                        1-b           1-d        1-f

Where:

         a   =  the  portion of the yield which is exempt from federal and New
                York State and local income taxation;

         b   =  the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal, state and local income taxation;

         c   =  the  portion of the yield which is exempt from federal, but not
                New York State and local income taxation;

         d   =  the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

         e   =  the portion of the yield  which is exempt from New York State and local, but not federal, income taxation;

         f   =  the highest marginal income tax imposed on an individual's unearned ordinary income subject to New York State and local, but not federal, income taxation; and

         g   =  the portion of the yield which is not exempt from federal, New
                York State or local income taxation.

         Tax-equivalent yield for the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and California personal income taxation; (ii) federal taxation only; (iii) California personal income taxation only and (iv) neither California personal nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

         Tax-equivalent Yield  =         a      +      c    +     e    +     g
                                       -----         -----      -----
                                        1-b           1-d        1-f
Where:

         a   =  the  portion of the yield which is exempt from federal and
                California personal income taxation;

         b   =  the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal and California personal income taxation;

         c   =  the portion of the yield which is exempt from federal, but not
                California personal income taxation;

         d   =  the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

         e   =  the portion of the yield which is exempt from California personal, but not federal, income taxation;

         f   =  the highest marginal income tax imposed on an individual's unearned ordinary income subject to California personal, but not federal, income taxation; and

         g   =  the portion of the yield which is not exempt from federal or
                California personal income taxation.

         Tax-equivalent yield for the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio is computed by first determining the fraction of the yield calculated as set forth above for the respective Portfolio (i) that is exempt from federal taxation and
(ii) that is not exempt from federal taxation, then dividing that portion of the yield which is exempt from federal taxation by one minus the highest marginal federal individual income taxation and adding the quotient to that portion, if any, of the yield which is not exempt from federal income taxation, as expressed in the following formula:

         Tax-equivalent Yield     =         h      +      j
                                          -----
                                           1-I

Where:

         h   =  the portion of the yield which is exempt from federal taxes;

         i   =  the highest marginal tax rate imposed on individual income subject to federal income taxation; and

         j   =  the portion of the yield which is not exempt from federal income taxation.

         Tax-equivalent yield for the Bernstein Government Short Duration Portfolio is computed by first determining the portion of the yield that is (i) exempt from state and local, but not federal, income taxation and (ii) not exempt from state and local or federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

         Tax-equivalent Yield     =        a       +      c
                                         -----
                                          1-b
Where:

         a   =  the portion of the yield which is exempt from state and local, but not  federal, income taxation;

         b = the highest marginal income tax imposed on an individual's unearned ordinary income subject to state and local, but not federal, income taxation; and

         c = the portion of the yield which is not exempt from federal or state and local income taxation.



         The average annual total returns for (1) the Portfolios from their inception until September 30, 2000; (2) the Portfolios for the one year period ended September 30, 2000; and (3) the Tax-Managed International Value Portfolio and the Fixed-Income Portfolios for the five year period ended September 30, 2000; and (4) the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) for the ten year period ended September 30, 2000, were as follows:





                                                         Average
                                                       Annual Total
                                  Period Since         Return Since        One Year Total      Five Year Total     Ten Year Total
          Portfolio                 Inception           Inception             Return               Return             Return
          ---------               ------------      ------------------     --------------      ---------------     --------------

Government Short Duration             11.74                6.18                 5.30                 5.06               5.76

Short Duration Plus                   11.80                6.51                 5.37                 5.40               6.16

New York Municipal                    11.72                5.99                 4.93                 4.58               5.91

California Municipal                  10.15                5.83                 5.44                 4.74               5.88

Diversified Municipal                 11.72                5.92                 5.04                 4.60               5.86

Intermediate Duration                 11.70                7.76                 5.37                 5.70               7.67

Tax-Managed
International Value                    8.27                11.01                3.49                11.44                N/A

International Value II                 1.42                4.40                 2.72                 N/A                 N/A

Short Duration California
Municipal                              5.99                3.95                 3.87                 3.63                N/A

Short Duration Diversified
Municipal                              5.99                4.02                 3.77                 3.72                N/A

Short Duration New York
Municipal                              5.99                3.82                 3.64                 3.53                N/A

Emerging Markets Value                                    (2.15)               (3.82)                N/A                 N/A
Portfolio                              4.79               (2.97)               (7.63)                N/A                 N/A


         The average annual total return for each Portfolio is calculated by finding the average annual percentage rate of return that would, compounded and multiplied by the initial amount invested (less any applicable sales load), result in the ending redeemable value, as expressed in the following formula:

         Average Annual Total Return     =         ERV     1/n   -    1
                                                   ---
                                                    P
Where:

         P = a hypothetical initial investment of $1,000 on beginning date less any charges deducted from the amount invested;

       ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and deduction of all nonrecurring charges deducted at the end of the period; and

         n = number of years (1, 5, 10 or the life of the Fund).

         The above calculations reflect all fees and expenses charged to the Portfolios.



         The Portfolios may advertise aggregate total return, also called unannualized total return, in addition to average annual total return. The aggregate total return of each Portfolio from its inception until September 30, 2000 was as follows:


----------------------------------------------- ------------------ ---------------------
                                                                       Unannualized
                                                  Period Since         Total Return
                  Portfolio                         Inception        Since Inception
----------------------------------------------- ------------------ ---------------------
Government Short Duration                             11.74              102.36%
----------------------------------------------- ------------------ ---------------------
Short Duration Plus                                   11.80               110.57
----------------------------------------------- ------------------ ---------------------
New York Municipal                                    11.72               97.90
----------------------------------------------- ------------------ ---------------------
California Municipal                                  10.15               77.77
----------------------------------------------- ------------------ ---------------------
Diversified Municipal                                 11.72               96.32
----------------------------------------------- ------------------ ---------------------
Intermediate Duration                                 11.70               139.93
----------------------------------------------- ------------------ ---------------------
Tax-Managed International Value                        8.27               137.51
----------------------------------------------- ------------------ ---------------------
International Value II                                 1.42                6.31
----------------------------------------------- ------------------ ---------------------
Short Duration
California Municipal                                   5.99               26.17
----------------------------------------------- ------------------ ---------------------
Short Duration
Diversified Municipal                                  5.99               26.63
----------------------------------------------- ------------------ ---------------------
Short Duration
New York Municipal                                     5.94               25.19
----------------------------------------------- ------------------ ---------------------
Emerging Markets Value                                 4.79               (9.92)
----------------------------------------------- ------------------ ---------------------


         The aggregate total return for each Portfolio is calculated by dividing the ending value of an investment by the beginning value of this investment, as expressed in the following formula:

         Aggregate Total Return = ERV - P
                                  -------
                                     P
Where:

          P = a hypothetical initial investment of $1,000 on beginning date, less any charges deducted from the amount invested; and

        ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and the deduction of all non-recurring charges deducted at the end of the period.


         From time to time, in reports and promotional literature, the Portfolios' total return or other performance data may be compared to one or more relevant market indexes, including but not limited to (1) Lehman Brothers Aggregate Bond Index; (2) Lehman Brothers Government Corporate Bond Index; (3) Merrill Lynch 1-3 Year Treasury Index; (4) Lehman Brothers One Year Municipal Index; (5) Lehman Brothers 5 year General Obligation Municipal Bond Index; (6) Lehman Brothers 1-10 year Municipal Bond Index Blend; (7) the Standard & Poor's 500 Stock Index so that shareholders may compare the Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (8) with other groups of mutual funds tracked by (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) by other financial business publications, including, but not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (9) Morgan Stanley Capital International ("MSCI") Indices, including the EAFE index, the EAFE GDP 50%-Hedged Index, the MSCI Emerging Markets Global Index and the MSCI Emerging Markets Free Index, which are widely recognized indexes in international market performance; (10) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, Organization for Economic Co-Operation and Development and International Monetary Fund as a source of economic statistics; and (11) the International Finance Corporation Global Index ("IFCG Index") and International Finance Corporation Investable Index ("IFCI Index"), which are widely recognized indexes of emerging markets performance.


                              DESCRIPTION OF SHARES

         The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000.

         Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

         Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

                                    APPENDIX

Description of Corporate and Municipal Bond Ratings

         The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch IBCA, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(1)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.


(1) Reprinted from Standard & Poor's Bond Guide

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.
DD       represents highest potential for recovery and
D        the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.


(2) As provided by Fitch IBCA, Inc.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


(3) Reprinted from Moody's Bond Record and Short Term Market Record

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

         The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.


(4) Reprinted from Standard & Poor's Bond Guide

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D        Default, actual or imminent payment default.

Moody's(6)

         Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o     Leading market positions in well-established industries.
         o     High rates of return on funds employed.
         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         o Well-established access to a range of financial markets and assured sources of alternate liquidity.


(5) As provided by Fitch IBCA, Inc.
(6) Reprinted from Moody's Bond Record and Short Term Market Record

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

         The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


(7) Reprinted from Standard & Poor's Bond Guide

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D        Default, actual or imminent payment default.



(8) As provided by Fitch IBCA, Inc.

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.

         (a)(1) Articles of Incorporation of the Fund dated May 3, 1988 (supplied by Pre-Effective Amendment No. 1 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(2) Articles Supplementary of the Fund dated October 14, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(3) Articles Supplementary of the Fund dated April 25, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(4) Articles Supplementary of the Fund dated March 16, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(5) Articles Supplementary of the Fund undated, filed with State of Maryland May 11, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(6) Articles Supplementary of the Fund dated October 10, 1994 (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(7) Articles Supplementary of the Fund dated August 29, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(8) Articles Supplementary of the Fund dated February 26, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (a)(9) Articles Supplementary of the Fund dated March 9, 1998 (submitted electronically by Post-Effective Amendment No. 17).

         (a)(10) Articles Supplementary of the Fund dated November 5, 1998 (submitted electronically by Post-Effective Amendment No. 17).

         (a)(11) Articles of Amendment of the Fund dated April 20, 1999 (submitted electronically by Post-Effective Amendment No. 20).

         (a)(12) Articles Supplementary of the Fund dated May 24, 1999 (submitted electronically by Post-Effective Amendment No. 20).

         (a)(13) Articles Supplementary of the Fund dated February 11, 2000 (submitted electronically herewith).

         (b)(1) By-Laws of the Fund as Revised and Restated October 4, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (b)(2) Amendment to Article I, Section 2 of the By-Laws of Fund dated January 30, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No.
                  16).

         (c) Instruments Defining Rights of Security Holders - supplied by Exhibit (a)(1) (see Article V - Common Stock; Sections 1(b), 2(c), (2)(d), (2)(e), (2)(g), 4 and 5; Article VII -
                  Miscellaneous; Sections 1(d), 2, 3, 5 and 6; Article VIII - Voting; Article IX - Amendments; and supplied by Exhibit
                  (b)(1) (see Article I - Stockholders and Article IV - Capital Stock).

         (d)(1) Investment Management Agreement dated October 2, 2000 between the Fund and Alliance Capital Management L.P. ("ACMLP") (submitted electronically herewith.

         (d)(2) Shareholder Servicing and Administrative Agreement dated October 2, 2000 between the Fund and ACMLP (submitted electronically herewith).

         (e)(1) Distribution Agreement dated October 2, 2000 between the Fund and Sanford C. Bernstein & Co., LLC ("Bernstein LLC") (submitted electronically herewith).

         (f)      Bonus or Profit Sharing Contracts - Not applicable.

         (g)(1) Custodian Contract dated October 12, 1988 between the Fund and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(2) Amendment to the Custodian Contract dated May 8, 1989 (supplied by Post-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(3) Second Amendment to the Custodian Contract dated July 24, 1989 (supplied by Post-Effective Amendment No. 3 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(4) Third Amendment to the Custodian Contract dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(5) Fourth Amendment to the Custodian Contract dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(6) Fifth Amendment to the Custodian Contract dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(7) Sixth Amendment to the Custodian Contract dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(8) Seventh Amendment to the Custodian Contract dated May 6, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (g)(9) Eighth Amendment to the Custodian Contract dated September 25, 1996 (submitted electronically by Post-Effective Amendment No.
                  15).

         (g)(10) Custodian Fee Schedule dated June 12, 1998 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal; Short Duration California Municipal, Short Duration Diversified Municipal, and Short Duration New York Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 17).

         (g)(11) Ninth Amendment to the Custodian Contract dated February 22, 1999 (submitted electronically by Post-Effective Amendment No.
                  20).

         (g)(12) Tenth Amendment to the Custodian Contract dated May 3, 1999 (submitted electronically by Post-Effective Amendment No. 20).

         (g)(13) Custodian Fee Schedule dated October 27, 1999 - Tax-Managed International Value, International Value II and Emerging Markets Value Portfolios (submitted electronically by Post-Effective Amendment No. 20).

         (h)(1) Transfer Agency Agreement dated October 12, 1988 between the Fund and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (h)(2) Amendment to the Transfer Agency Agreement dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).

         (h)(3) Second Amendment to the Transfer Agency Agreement dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

         (h)(4) Third Amendment to the Transfer Agency Agreement dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

         (h)(5) Fourth Amendment to Transfer Agency Agreement dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No.
                    16).

         (h)(6) Fifth Amendment to Transfer Agency Agreement dated July 18, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (h)(7) Sixth Amendment to Transfer Agency Agreement dated February 22, 1999 (submitted electronically by Post-Effective Amendment No. 20).

         (h)(8) Seventh Amendment to Transfer Agency Agreement dated May 3, 1999 (submitted electronically by Post-Effective Amendment No. 20).

         (h)(9) Transfer Agency Fee Schedule dated July 21, 1999 - Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, Tax-Managed International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, Emerging Markets Value and International Value II Portfolios (submitted electronically by Post-Effective Amendment No.
                    20).

         (h)(10) Securities Lending Agreement dated July 17, 1996 between the Fund, on behalf of the International Value Portfolio and State Street Bank and Trust Company and Amendment dated September 30, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (h)(10)(a) Second Amendment to Securities Lending Agreement dated May
                    29, 1997 (submitted electronically by Post-Effective Amendment No. 16).

         (h)(10)(b) Third Amendment to Securities Lending Agreement dated May
                    11, 1998 (submitted electronically by Post-Effective Amendment No. 17).

         (h)(10)(c) Fourth Amendment to Securities Lending Agreement dated
                    August 10, 1998 (submitted electronically by Post-Effective Amendment No. 17).

         (h)(10)(d) Fifth Amendment to Securities Lending Agreement dated April
                    21, 1999 (submitted electronically by Post-Effective Amendment No. 20).

         (h)(10)(e) Securities Lending Agreement dated April 30, 1999 between the Fund, on behalf of the International Value Portfolio II and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 20).

         (h)(10)(f) First Amendment dated September 26, 2000 to Securities
                    Lending Authorization Agreement between the Fund, on behalf of the International Value Portfolio II, and State Street Bank and Trust Company (submitted electronically herewith).

         (h)(10)(g) Sixth Amendment dated September 26, 2000 to Securities
                    Lending Authorization Agreement between the Fund, on behalf of the Tax-Managed International Value Portfolio, and State Street Bank and Trust Company (submitted electronically herewith).

         (i)(1) Opinion of Counsel dated October 13, 1988 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal and Intermediate Duration Portfolios. (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (i)(2) Opinion of Counsel dated May 2, 1990 - California Municipal Portfolio (supplied Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No.
                    16).

         (i)(3) Opinion of Counsel dated March 30, 1992 - International Value Portfolio (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No.
                    16).

         (i)(4) Opinion of Counsel dated May 23, 1994 - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No.
                    16).

         (i)(5) Opinion of Counsel dated September 25, 1995 - Emerging Markets Value Portfolio (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16).

         (i)(6) Opinion of Counsel dated November 16, 1998 - International Value Portfolio II (submitted electronically by Post-Effective Amendment No. 17).

         (j) Consent of Independent Accountants (to be submitted electronically).

         (k)        Omitted Financial Statements - Not applicable.

         (l) Purchase Agreement dated October 12, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (m)        Rule 12b-1 Plan - Not applicable.

         (n)        Rule 18f-3 Plan - Not applicable.

Item 24.        Persons Controlled By or Under Common Control with Fund.   None.

Item 25.        Indemnification.

                As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article VII provides that nothing therein contained protects any director or officer of the Fund against any liability to the Fund or its stockholders to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland General Corporation Law permits a corporation to indemnify any director, officer, employee or agent made a party to any threatened, pending or completed action, suit or proceeding by reason of service in that capacity, against, judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with the proceeding, unless it is proved that: (i) an act or omission by the director, officer, employee or agent that was material to the cause of action adjudicated in the proceeding was committed in bad faith or the result of active and deliberate dishonesty; (ii) the director, employee, or agent actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, employee or agent had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding by or in the right of the corporation in which the director shall have been held liable to the corporation.

                  As permitted by Section 17(i) of the 1940 Act, pursuant to
Section 3 of the respective Investment Management Agreement, Section 3 of the respective Shareholder Servicing and Administrative Agreement between the Fund, on behalf of its various Portfolios, and ACMLP, and Section 8 of the Distribution Agreement between the Fund, on behalf of its various Portfolios, and Bernstein LLC, ACMLP and Bernstein LLC may be indemnified against certain liabilities which it may incur.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  As permitted by Article VII, Section 2 of the Bylaws, the Fund has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have omitted conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Fund against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

                  Section 2 of the respective Investment Management Agreement limits the liability of ACMLP to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by ACMLP of its obligations and duties under the Management Agreement.

                  Section 2 of the Shareholder Servicing and Administrative Agreement limits the liability of ACMLP and Section 9 of the Distribution Agreement limits the liability of Bernstein LLC to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

                  The Fund hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Investment Management Agreement, Shareholder Servicing and Administrative Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.          Business and Other Connections of Investment Adviser.

                  See "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement and incorporated herein by reference and "Management, Organization and Capital Structure" in the Regular and Institutional Services Prospectuses constituting Parts A-1, A-2 and A-3 of this Registration Statement, respectively, and incorporated herein by reference.

Item 27. Principal Underwriters

         (a) Sanford C. Bernstein & Co., LLC is the Distributor for no investment company other than the Fund.

         (b)
Name and                            Positions and                  Positions and
Principal Business                  Offices with                   Offices with
Address                             Underwriter                    Fund
------------------                  -------------                  -------------
Lewis A. Sanders*                   Chairman and Director

Marc O. Mayer*                      Chief Executive Officer
                                    and Director

Gerald M. Lieberman**               Chief Financial Officer
                                    and Director

John Donato Carifa**                Director

Jean Margo Reid*                    Director

Michael Thomas Borgia*              Director, in charge
                                    of operations

-------------------
*   Business Address is 767 Fifth Avenue
    New York, New York  10153

**  Business Address is 1345 Avenue of the Americas
    New York, New York 10105

         (c) The Fund has no principal underwriter who is not an affiliated person of the Fund.

Item 28. Location of Accounts and Records.

         All accounts, books and other documents required to be maintained by Rules 31a-1 through 31a-3 pursuant to the Investment Company Act are maintained at the offices of ACMLP, One North Lexington Avenue, White Plains, NY 10601, 767 Fifth Avenue, New York, New York 10153 and 1345 Avenue of the Americas, New York, NY 10105, except that some records pursuant to Rule 31a-1(b)are maintained at the offices of State Street Bank and Trust Company,

1776 Heritage Drive and 2 Heritage Drive, North Quincy, Massachusetts 02171, the Fund's Transfer Agent, and some records pursuant to Rule 31a-1(b)(4) are maintained at the offices of Swidler Berlin Shereff Friedman LLP, 405 Lexington Avenue, New York, New York 10174, counsel to the Fund.

Item 29. Management Services - Not applicable.

Item 30. Undertakings - Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City and State of New York on the 28th day of November, 2000.

                                                 Sanford C. Bernstein Fund, Inc.
                                                 By:  s/Roger Hertog, President


         Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                        Title                      Date
---------                        -----                      ----
s/Roger Hertog                   President                  November 28, 2000
                                 (Principal
                                 Executive
                                 Officer),
                                 Treasurer,
                                 (Principal
                                 Financial and
                                 Accounting
                                 Officer) and
                                 Director

s/Andrew S. Adelson              Senior Vice                November 28, 2000
                                 President
                                 and Director

s/Arthur Aeder                   Director                   November 28, 2000

s/Peter L. Bernstein             Director                   November 28, 2000

s/Theodore Levitt                Director                   November 28, 2000

s/William Kristol                Director                   November 28, 2000

s/Peter W. Huber                 Director                   November 28, 2000

s/Rosalie J. Wolf                Director                   November 28, 2000

s/Irwin Engelman                 Director                   November 28, 2000

                                Index to Exhibits


Exhibit No.       Description
-----------       -----------

(a)(13)           Articles Supplementary dated February 11, 2000

(d)(1)(k) Investment Management Agreement dated October 2, 2000 between the Fund and Alliance Capital Management L.P.

(d)(2)(g) Shareholder Servicing and Administrative Agreement dated October 2, 2000 between the Fund and Alliance Capital Management L.P.

(e)(8) Distribution Agreement dated October 2, 2000 between the Fund and Sanford C. Bernstein & Co., LLC

(h)(10)(f) First Amendment dated September 26, 2000 to Securities Lending Authorization Agreement between the Fund, on behalf of the International Value Portfolio II, and State Street Bank and Trust Company.

(h)(10)(g) Sixth Amendment dated September 26, 2000 to Securities Lending Authorization Agreement between the Fund, on behalf of the Tax-Managed International Value Portfolio, and State Street Bank and Trust Company